UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

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Elfun Government Money Market Fund

Elfun Tax-Exempt Income Fund

Elfun Income Fund

(Name of Registrant as Specified In Its Charter)

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ELFUN GOVERNMENT MONEY MARKET FUND

ELFUN TAX-EXEMPT INCOME FUND

ELFUN INCOME FUND

1600 Summer Street

Stamford, Connecticut 06905

SPECIAL MEETING OF UNITHOLDERS

YOUR VOTE IS IMPORTANT

July 15, 2014

Dear Unitholder:

We are asking for your support for a series of important proposals (the “Proposals”) affecting your investment in each of the funds listed above (each, a “Fund,” and collectively, the “Funds”). A special meeting of unitholders (the “Meeting”) of the Funds will be held to consider the Proposals at 1600 Summer Street, Stamford, Connecticut 06905, on Monday, September 15, 2014, at 9:30 a.m. (Eastern Time).

At the Meeting, unitholders will be asked to consider and vote on the following Proposals, which relate to the management of the Funds. For the reasons explained in detail in the accompanying proxy statement (the “Proxy Statement”), GE Asset Management Incorporated (“GEAM”), the Funds’ investment adviser, and the Board of Trustees of each Fund (the “Board”) recommend that you vote in favor of each proposal applicable to your Fund, as noted below.

For Elfun Government Money Market Fund unitholders:

1.	To approve an investment sub-advisory agreement between GEAM and SSgA Funds Management, Inc. (“SSgA FM”), pursuant to which SSgA FM will serve as investment sub-adviser to the Elfun Government Money Market Fund (the “Money Market Fund”);

For all Fund unitholders:

2.	Implementation of a “manager of managers” structure, whereby GEAM would be given increased flexibility to hire and replace unaffiliated sub-advisers without unitholder approval; and

3.	Modernization of various fundamental investment policies of the Funds.

For the Money Market Fund, GEAM and the Board have determined that retaining a sub-adviser with expertise in government money market investments to manage the Money Market Fund would be beneficial to the Money Market Fund and its unitholders. The retention of SSgA FM as a sub-adviser is anticipated to result in a lower total expense ratio for the Money Market Fund and its unitholders. Therefore, GEAM and the Board are proposing that SSgA FM be retained as a sub-adviser to the Money Market Fund.

The Board believes that each Fund would benefit from the adoption of a “manager of managers” structure, which would give GEAM, with the approval of the Board, the flexibility to enter into and materially amend sub-advisory agreements with unaffiliated sub-advisers without the expense and delay of obtaining unitholder approval.

No major changes to the Funds’ investment policies have been made since the Funds’ respective inception dates. As a result, GEAM and the Board believe that it is important to modernize certain of the Funds’ fundamental investment policies, which would amend, remove or reclassify restrictions that are no longer required because of changes in the law or are not consistent with the restrictions applicable to other investment companies managed by GEAM. In addition, these changes would potentially allow the Funds to better address changes in financial markets or take advantage of investing opportunities.

The enclosed Proxy Statement explains the Proposals to be considered in greater detail. Please read it carefully. Although we hope that you can attend the Meeting in person, we urge you in any event to vote your units at your earliest convenience in order to make sure that you are represented at the Meeting.

To ensure that your instructions are counted, please:

•	Mark your votes on the enclosed Proxy Card.

•	Sign and mail your Proxy Card promptly.

•	You may also vote by telephone or on the Internet.

Thank you for your prompt attention to this matter. If you have any questions about the Proposals, please contact our proxy information line toll-free at 1-800-966-8932.

Very truly yours,

The Boards of Trustees

of the Funds

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ELFUN GOVERNMENT MONEY MARKET FUND

ELFUN TAX-EXEMPT INCOME FUND

ELFUN INCOME FUND

1600 Summer Street, Stamford, Connecticut 06905

NOTICE OF SPECIAL MEETING OF UNITHOLDERS

TO BE HELD ON SEPTEMBER 15, 2014

To the Unitholders:

A special meeting of the unitholders (the “Meeting”) of each of the funds listed above (each, a “Fund,” and collectively, the “Funds”), will be held at 1600 Summer Street, Stamford, Connecticut 06905 on Monday, September 15, 2014 at 9:30 a.m. (Eastern Time), or at any adjournment(s) or postponement(s) thereof, for the following purposes:

For the Elfun Government Money Market Fund:

1.	To approve an investment sub-advisory agreement between GE Asset Management Incorporated (“GEAM”) and SSgA Funds Management, Inc. (“SSgA FM”), pursuant to which SSgA FM will serve as investment sub-adviser to the Elfun Government Money Market Fund.

For all Funds:

2.	To approve the implementation of a “manager of managers” structure whereby GEAM would be given increased flexibility to enter into and materially amend sub-advisory agreements with unaffiliated sub-advisers without unitholder approval.

3.	To approve the amendment, elimination or reclassification of certain of the fundamental investment policies of the Funds, as follows:

a.	Amendment of each Fund’s fundamental investment policies on diversification to allow each Fund to invest a majority of its assets in cash and cash items, government securities, securities of other investment companies and other securities subject to certain limitations.

b.	Amendment of each Fund’s fundamental investment policy on concentration of investments to prevent each Fund from making investments that would result in the concentration of that Fund’s assets in securities of issuers in any one industry.

c.	Amendment of each Fund’s fundamental investment policies on borrowing to allow each Fund to borrow money from specific entities, through the use of specific investment instruments and subject to certain limitations on the amount of any borrowing.

d.	Amendment of each Fund’s fundamental investment policy on making loans to allow each Fund to lend its assets or money to other persons under certain limited circumstances.

e.	Amendment of each Fund’s fundamental investment policy on real estate investments to allow each Fund to purchase or sell real estate (or direct or indirect interests in real estate), subject to each Fund’s other investment policies and applicable law.

f.	Amendment of each Fund’s fundamental investment policy on investments in commodities to allow each Fund to invest in commodities to the extent allowed by each Fund’s other investment policies and applicable law.

g.	Amendment and reclassification as non-fundamental each Fund’s investment policy on illiquid and restricted securities.

h.	Amendment and reclassification as fundamental each Fund’s non-fundamental investment policy on senior securities.

i.	Elimination of each Fund’s fundamental investment policy on short selling.

j.	Elimination of each Fund’s fundamental investment policy on investments in other investment companies.

k.	Elimination of the Tax-Exempt Fund’s and Income Fund’s fundamental investment policy on mortgaging, pledging or hypothecating of investments.

l.	Elimination of the Tax-Exempt Fund’s fundamental investment policy on oil, gas and mineral exploration.

m.	Elimination of each Fund’s fundamental investment policy on options (and straddles and spreads).

n.	Reclassification as non-fundamental the Tax-Exempt Fund’s and Income Fund’s fundamental investment policy on transactions with affiliates.

o.	Reclassification as non-fundamental the Tax-Exempt Fund’s and Income Fund’s fundamental investment policy on affiliate ownership.

p.	Reclassification as non-fundamental the Tax-Exempt Fund’s fundamental investment policy on control/management.

4.	To transact any other business as may properly come before the Meeting, or any adjournments or postponements thereof.

The Boards of Trustees have fixed July 7, 2014 as the record date for the determination of unitholders entitled to notice of and to vote at the Meeting, or at any adjournment(s) or postponement(s) thereof.

Copies of the Funds’ most recent Annual Report to unitholders is available on the Funds’ website at www.geam.com/elfunProspectus or will be furnished without charge, upon request, by writing to the Funds at 1600 Summer Street, Stamford, Connecticut 06905 or by calling 1-800-242-0134.

Important Notice Regarding the Availability of Proxy Materials for the Special Meeting of Unitholders to be Held on September 15, 2014:

This Proxy Statement is available on the internet at www.kingproxy.com/geam.

YOUR FUND’S BOARD OF TRUSTEES RECOMMENDS THAT YOU VOTE IN FAVOR OF EACH PROPOSAL.

By Order of the Boards of Trustees

/s/ Matthew J. Simpson
Matthew J. Simpson
Secretary

Stamford, Connecticut

July 15, 2014

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Proposal 3F: Amendment of Each Fund’s Fundamental Investment Policy on Investments in Commodities	21
Proposal 3G: Amendment and Reclassification as Non-Fundamental Each Fund’s Fundamental Investment Policy on Illiquid and Restricted Investments	22
Proposal 3H: Amendment and Reclassification as Fundamental Each Fund’s Non-Fundamental Investment Policy on Senior Securities	23
Proposal 3I: Elimination of Each Fund’s Fundamental Investment Policy on Short Selling	24
Proposal 3J: Elimination of Each Fund’s Fundamental Investment Policy on Investments in Other Investment Companies	25
Proposal 3K: Elimination of the Tax-Exempt Fund’s and Income Fund’s Fundamental Investment Policy on Mortgaging, Pledging or Hypothecating of Investments	26
Proposal 3L: Elimination of the Tax-Exempt Fund’s Fundamental Investment Policy on Oil, Gas and Mineral Exploration	27
Proposal 3M: Elimination of Each Fund’s Fundamental Investment Policy on Options (and Straddles and Spreads)	28
Proposal 3N: Reclassification as Non-Fundamental the Tax-Exempt Fund’s and Income Fund’s Fundamental Investment Policy on Transactions with Affiliates	29
Proposal 3O: Reclassification as Non-Fundamental the Tax-Exempt Fund’s and Income Fund’s Fundamental Investment Policy on Affiliate Ownership	29
Proposal 3P: Reclassification as Non-Fundamental the Tax-Exempt Fund’s Fundamental Investment Policy on Control/Management	30
Interests of Trustees or Officers in Proposal 3	30
Required Vote	30

GENERAL INFORMATION	31
Other Matters to Come Before the Meeting	31
Investment Adviser and Administrator	31
Distributor	31
Unitholder Proposals	31

Exhibit A—Units Outstanding as of the Record Date	A-1

Exhibit B—Beneficial Ownership of Fund Units in Excess of 5%	B-1

Exhibit C—Form of Sub-Advisory Agreement for the Money Market Fund Between GEAM and SSgA FM	C-1

Exhibit D—Additional Information Regarding SSgA FM	D-1

ii

ELFUN GOVERNMENT MONEY MARKET FUND

ELFUN TAX-EXEMPT INCOME FUND

ELFUN INCOME FUND

PROXY STATEMENT

For a Special Meeting of Unitholders

on September 15, 2014

BACKGROUND ON THE PROPOSALS

What is the purpose of the Meeting?

The Boards of Trustees (each a “Board”, and collectively the “Boards”) of the Elfun Government Money Market Fund (“Money Market Fund”), Elfun Tax-Exempt Income Fund (“Tax-Exempt Fund”) and Elfun Income Fund (“Income Fund”) (each, a “Fund,” and collectively, the “Funds”) have called this special meeting of unitholders (the “Meeting”) to present several important proposals (the “Proposals”) that are related to the management of each Fund.

GE Asset Management Incorporated (“GEAM”), the Funds’ investment adviser, and the Board of each Fund recommend that you vote in favor of each Proposal applicable to your Fund. This Proxy Statement and related proxy materials will be first made available to unitholders on or about July 18, 2014.

In Proposal 1, unitholders of the Money Market Fund are being asked to approve an investment sub-advisory agreement between GEAM and SSgA Funds Management, Inc. (“SSgA FM”), pursuant to which SSgA FM will serve as investment sub-adviser to the Money Market Fund.

In Proposal 2, unitholders of the Funds are being asked to approve the implementation of a “manager of managers” structure, which would give GEAM the flexibility to enter into and materially amend sub-advisory agreements with unaffiliated sub-advisers without the expense and delay of obtaining unitholder approval.

In Proposal 3, unitholders of the Funds are being asked to approve the amendment, elimination or reclassification as non-fundamental of certain of the fundamental investment policies of the Funds to modernize the Funds’ fundamental investment policies. These revisions would amend, remove or reclassify restrictions that are no longer required because of changes in the law or are not consistent with the restrictions applicable to other investment companies managed by GEAM, and would potentially allow each Fund to better address changes in financial markets or take advantage of investing opportunities.

What Proposals will each unitholder be asked to vote on?

The following table summarizes the Proposals and the Funds whose unitholders need to vote with respect thereto. For each Proposal, unitholders will vote on a Fund-by-Fund basis.

	Money Market Fund	Tax-Exempt Fund	Income Fund
1: To approve an investment sub-advisory agreement between GEAM and SSgA FM	•

2: To approve the implementation of a “manager of managers” structure whereby GEAM would be given increased flexibility to enter into and materially amend sub-advisory agreements without unitholder approval

	•	•	•
3A: To amend the fundamental investment policies on diversification	•	•	•
3B: To amend the fundamental investment policy on concentration of investments	•	•	•

	Money Market Fund	Tax-Exempt Fund		Income Fund
3C: To amend the fundamental investment policy on borrowing	•		•	•
3D: To amend the fundamental investment policy on making loans	•		•	•
3E: To amend the fundamental investment policy on real estate investments	•		•	•
3F: To amend the fundamental investment policy on investments in commodities	•		•	•
3G: To amend and reclassify as non-fundamental the fundamental investment policy on illiquid and restricted securities	•		•	•
3H: To amend and reclassify as fundamental the non-fundamental investment policy on senior securities	•		•	•
3I: To eliminate the fundamental investment policy on short selling	•		•	•
3J: To eliminate the fundamental investment policy on investments in other investment companies	•		•	•
3K: To eliminate the fundamental investment policy on mortgaging, pledging or hypothecating of investments			•	•
3L: To eliminate the fundamental investment policy on oil, gas and mineral exploration			•
3M: To eliminate the fundamental investment policy on options (and straddles and spreads)	•		•	•
3N: To reclassify as non-fundamental the fundamental investment policy on transactions with affiliates			•	•
3O: To reclassify as non-fundamental the fundamental investment policy on affiliate ownership			•	•
3P: To reclassify as non-fundamental the fundamental investment policy on control/management		•

Why are unitholders being asked to approve a Sub-Advisory Agreement with SSgA FM in Proposal 1?

Recently, GEAM made a decision to outsource the management of its money market funds, so that it can better focus on its core capabilities. As a result, GEAM and the Board have determined that in order to continue offering the Money Market Fund to unitholders and prospective investors, it would be necessary to retain a sub-adviser with expertise in government money market investments to manage the assets of the Money Market Fund. Under the terms of the Advisory Agreement, GEAM may, subject to Board approval and other applicable legal requirements, delegate certain of its responsibilities to a sub-adviser. In the event that GEAM delegates certain of its responsibilities to a sub-adviser, it would remain responsible for ensuring that the sub-adviser performs the services delegated to the sub-adviser pursuant to a sub-advisory agreement.

After a robust due diligence process that involved in-person meetings and the review of substantial amounts of information including, but not limited to, the sub-advisers’ performance histories, personnel, resources and management fees, GEAM proposed that SSgA FM, a firm with significant scale in the management of money market instruments, serve as a sub-adviser to the Money Market Fund. At a board meeting held on June 9, 2014 (the “Board Meeting”), the members of the Money Market Fund’s Board of Trustees who were present at the Board Meeting unanimously approved and voted to recommend to the unitholders of the Money Market Fund that they approve the proposed Sub-Advisory Agreement, whereby SSgA FM would serve as investment sub-adviser to the Money Market Fund (the “Proposed Sub-Advisory Agreement”), a copy of which is attached as Exhibit C. Among the factors the Board considered in approving the Proposed Sub-Advisory Agreement, the Board noted the favorable and highly competitive fee arrangement that GEAM was able to negotiate on behalf of the Money Market Fund, which is expected to result in a lower total expense ratio for the Money Market Fund and its unitholders, as discussed further below. A discussion of the Board’s considerations and conclusions with respect to the Proposed Sub-Advisory Agreement can be found later in this Proxy Statement under the section entitled “Proposal 1. Approval of a New Sub-Advisory Agreement with SSgA FM - Matters Considered by the Board.”

How will the total operating expenses of the Money Market Fund be affected if Proposal 1 is approved by unitholders?

If Proposal 1 is approved by unitholders, the total expenses of the Money Market Fund are expected to decrease. GEAM currently provides investment management and administrative services to the Money Market Fund at cost, with no element of profit. If SSgA FM is retained as a sub-adviser to the Money Market Fund, it will perform the investment management services currently performed by GEAM, but at a lower cost, resulting in a lower total expense ratio for the Money Market Fund. SSgA FM’s fee will be accrued daily at 1/365th of 0.015% of the net assets of the Money Market Fund, which will be borne by the Money Market Fund’s unitholders and not GEAM. By comparison, the median sub-advisory fee for funds that are comparable to the Money Market Fund in terms of investment strategies, polices or other relevant criteria, is 0.10%.

The table below contrasts the Money Market Fund’s operating expenses for the 2013 fiscal year with what the Money Market Fund’s pro forma operating expenses would have been for the same year if SSgA FM had been retained as a sub-adviser for that year:

	2013 Annual Fund Operating Expenses (as a percentage of average net assets)	Pro Forma Annual Fund Operating Expenses (as a percentage of average net assets)
Management Expenses:
Sub-Adviser Fee	N/A	0.02%
Adviser Management Expense	0.19%	0.09%
Distribution and/or Service (12b-1) Fees	N/A	N/A
Other Expenses	0.15%	0.15%
Total Annual Fund Operating Expenses	0.34%	0.26%

The tables below contrast expense examples based on the Money Market Fund’s operating expenses for the 2013 fiscal year, with pro forma expense examples based on what the Money Market Fund’s operating expenses would have been for the same year if SSgA FM had been retained as a sub-adviser for that year. The example is intended to illustrate the impact on the total expenses of the Money Market Fund under the current expense structure as contrasted with the total expenses of the Money Market Fund if SSgA FM had been retained as a sub-adviser for that year.

The examples assume that you invest $10,000 in the Money Market Fund for the time periods indicated and then redeem all of your units at the end of those periods or continue to hold them. The examples also assume that your investment has a 5% return each year and that the Money Market Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

2013 Fund Operating Expenses				Pro Forma Fund Operating Expenses
1 Year	3 Years	5 Years	10 Years	1 Year	3 Years	5 Years	10 Years
$35	$109	$191	$431	$27	$84	$146	$331

Why are unitholders being asked to approve a “manager of managers” structure in Proposal 2?

Because it is desirable under certain circumstances for GEAM to obtain and deploy the services of sub-advisers with investment expertise that complements or supplements GEAM’s capabilities, GEAM, the Funds, and other mutual funds for which GEAM serves as an investment adviser have filed an application for, and have received, an exemptive order on October 25, 2010, referred to as Release No. 29485 (the “Order”) from the U.S. Securities and Exchange Commission (the “SEC”) that permits GEAM, with the approval of the Board, to enter into and materially amend sub-advisory agreements with sub-advisers that are not affiliated with GEAM or the Funds (other than by reason of serving as sub-advisers to one or more Funds), without obtaining unitholder approval (sometimes referred to as a “manager of managers” structure), which would otherwise generally be required by federal securities laws. Under such a “manager of managers” structure, GEAM would continue to be directly responsible for monitoring a sub-adviser’s performance and compliance with a Fund’s investment objectives, policies, and restrictions, and no sub-adviser could be appointed or replaced without the approval of the Board. In order for the Funds to benefit from a “manager of managers” structure, unitholders of each Fund are being asked to approve the implementation of such a structure for that Fund.

Why are unitholders being asked to approve changes to certain of the fundamental investment policies of the Funds in Proposal 3?

Modernizing certain fundamental investment policies of the Funds would remove restrictions that are no longer required because of changes in the law or are not consistent with the restrictions applicable to other investment companies managed by GEAM. In addition, these changes would potentially allow the Funds to better address changes in financial markets or take advantage of investing opportunities and would provide portfolio managers of the Funds additional flexibility in investing the Funds’ assets and in utilizing additional investment techniques and strategies to the extent permitted under current law. None of the Funds have updated their fundamental investment policies since their respective inception dates, and many of the legal and regulatory requirements applicable to mutual funds have changed since that time. For example, certain restrictions imposed by securities laws and regulations in the past are no longer applicable to mutual funds. As a result, the Funds remain subject to several fundamental investment policies that are either more restrictive than required or are no longer required.

GEAM has informed each Board that the changes to the applicable Funds’ fundamental investment restrictions in Proposal 3 are not expected to result in changes to those Funds’ current investment strategies or to the risks of investing in the Funds. To bring the Funds’ fundamental investment policies in line with the policies of other investment companies advised by GEAM, and with changes and developments in the law and regulatory interpretations, unitholders of each Fund are being asked to approve the changes in Proposal 3 as applicable to that Fund. The changes proposed in each of Proposals 3A through 3P would take effect immediately upon approval by unitholders.

Does the approval of any Proposal depend on the approval of any other Proposals or other events?

Unitholders will vote on each Proposal separately by Fund. The approval of each Proposal for a Fund is not contingent upon the approval of any other Proposal for that Fund.

THE BOARD OF EACH FUND RECOMMENDS THAT YOU VOTE IN FAVOR

OF EACH OF THE PROPOSALS.

VOTING INFORMATION

General

The Money Market Fund, the Tax-Exempt Fund and the Income Fund were organized as common law trusts in the State of Connecticut on July 15, 1989, March 14, 1977 and December 22, 1982, respectively, and are registered with the SEC as open-end management investment companies under the Investment Company Act of 1940, as amended (the “1940 Act”).

Unitholders Entitled to Vote

Only unitholders of record (“Unitholders of Record”) of the Funds at the close of business on July 7, 2014 (the “Record Date”) will be entitled to vote at the Meeting. Unitholders of Record of each Fund will be entitled to cast one vote on the Proposals and on each other matter that they are entitled to vote upon at the Meeting for each unit owned on the Record Date. Unitholders of Record of each Fund will also be entitled to cast a proportionate fractional vote on the Proposals and on each other matter that they are entitled to vote upon at the Meeting for each fractional unit owned on the Record Date. As of the Record Date, each of the Funds has that number of units outstanding as set forth in Exhibit A (the “Outstanding Units”), which in each case equals the number of votes to which the unitholders of such Fund are entitled.

Solicitation of Proxies

This solicitation of proxies will be made by GEAM, and the cost of the solicitation of proxies will be borne by the Funds. Solicitation of proxies will be made primarily by the mailing of this Notice and Proxy Statement with its enclosures on or about July 18, 2014. Unitholders of Record of the Funds are entitled to notice of, and to vote at, the Meeting or any adjournment(s) or postponement(s) thereof.

D.F. King & Co., Inc. (“D.F. King”) has been retained to assist in the solicitation of proxies. D.F. King’s fees are estimated to be $30,000 plus a reasonable amount to cover out-of-pocket expenses. This fee estimate does not include legal expenses for preparing the proxy materials or the costs of printing or mailing proxy materials or other miscellaneous related expenses.

Trustees, officers and other employees of the Funds or GEAM or its affiliates, and representatives of financial institutions, may also solicit proxies, personally or in writing, by telephone, e-mail, or otherwise. The Funds will request that brokers and nominees who hold units of the Funds in their names forward these proxy materials to the beneficial owners of those units. The Funds may reimburse such brokers and nominees for their reasonable expenses incurred in connection therewith.

Unitholders of Record of the Funds have three options for casting their votes:

1.	Internet — the enclosed Proxy Card includes directions for Unitholders of Record to cast their votes via the internet at a website designed for this purpose. The required control number is printed on each Unitholder of Record’s Proxy Card. Unitholders of Record who cast their votes via the internet do not need to mail their Proxy Cards.

2.	Telephone — the enclosed Proxy Card includes directions for Unitholders of Record to cast their votes over the telephone. The toll-free telephone number and required control number are printed on each Unitholder of Record’s Proxy Card. Unitholders of Record who cast their votes over the telephone do not need to mail their Proxy Cards.

3.	Mail — Unitholders of Record also may cast their votes by executing the enclosed Proxy Card and mailing it in the envelope provided. The envelope is addressed for your convenience and needs no postage if mailed in the United States.

The Funds encourage Unitholders of Record to vote via the internet or by telephone. Votes cast via the internet or over the telephone are recorded immediately, and there is no risk that postal delays will cause a Proxy Card to arrive late and therefore not be counted.

Revocation of Proxies

Unitholders of Record may revoke their proxies at any time prior to the close of business on September 12, 2014 by submitting a properly executed later-dated Proxy Card or by submitting written notice to the Secretary of the Funds. Unitholders of Record may also revoke their proxies previously given by attending the Meeting and voting in person.

Quorum

The presence, in person or by proxy, of the holders of more than 50% of the Outstanding Units of a Fund constitutes a quorum for the Meeting for that Fund with respect to each Proposal.

In determining whether a quorum is present, the solicitors will count units represented by proxies that reflect abstentions, votes that are withheld, and “broker non-votes” as units that are present and entitled to vote. “Broker non-votes” are units held by brokers or nominees as to which (i) the broker or nominee does not have discretionary voting power; or (ii) the broker or nominee has not received instructions from the beneficial owner or other person who is entitled to instruct how the units will be voted.

Required Vote

If a quorum is present at the Meeting, the approval of each Proposal for a Fund (as applicable) requires the affirmative vote of a “majority of the outstanding voting securities” of that Fund, which means the affirmative vote of the lesser of: (1) more than 50% of the Outstanding Units of that Fund, or (2) 67% or more of the units of that Fund present at the Meeting (in person or represented by proxy), if the holders of more than 50% of the Outstanding Units of that Fund are present at the Meeting. Each Proposal will be voted on separately. The approval of each Proposal for a Fund is not contingent upon the approval of any other Proposal for that Fund. Similarly, approval of each of Proposals 3A through 3P is not contingent on approval of any other Proposal. Votes may be cast IN FAVOR OF or AGAINST a Proposal, or a unitholder may ABSTAIN from voting.

In determining whether unitholders have approved a Proposal, broker non-votes, votes that are withheld, and abstentions will be treated as units present at the Meeting for establishing a quorum but that have not been voted. Accordingly, broker non-votes and abstentions effectively will be votes “AGAINST” a Proposal because each Proposal requires the affirmative vote of a “majority of the outstanding voting securities” of a Fund.

Beneficial Owners

Exhibit B to this Proxy Statement lists the persons that, to the knowledge of the Funds, owned beneficially 5% or more of the Outstanding Units of each Fund as of the Record Date. A unitholder who owns beneficially, directly or indirectly, more than 25% of any Fund’s voting securities may be deemed to “control” (as defined in the 1940 Act) such Fund. The Trustees and officers of each Fund, in the aggregate, owned less than 1% of each Fund’s Outstanding Units as of the Record Date. The Board is aware of no arrangements, the operation of which at a subsequent date may result in a change in control of any Fund.

Adjournments

It is possible that a Fund may propose to its unitholders one or more adjournments or postponements of the Meeting. For example, if a quorum is not present or sufficient votes to approve one or more of the Proposals for a Fund are not received by the date of the Meeting, the Meeting may be adjourned or postponed with respect to such Fund to permit further solicitation of proxies. The holders of a majority of units of a Fund entitled to vote at the Meeting and present in person or represented by proxy (whether or not sufficient to constitute a quorum) may adjourn or postpone the Meeting. The persons named as proxies will vote in favor of any such adjournment or postponement all proxies that they are entitled to vote in favor of a Proposal. They will vote against any such adjournment or postponement any proxy that directs them to vote against a Proposal.

Proposal 1

APPROVAL OF A NEW SUB-ADVISORY AGREEMENT WITH SSGA FM

ELFUN GOVERNMENT MONEY MARKET FUND

Information About SSgA FM

SSgA FM is registered with the SEC as an investment adviser under the Investment Advisers Act of 1940, as amended (“Advisers Act”), and is a wholly-owned subsidiary of State Street Corporation, a publicly held bank holding company. As of March 31, 2014, SSgA FM had approximately $348.24 billion in assets under management. SSgA FM and other advisory affiliates of State Street Corporation make up State Street Global Advisors (“SSgA”), the investment management arm of State Street Corporation. As of March 31, 2014, SSgA had approximately $2.38 trillion in assets under management. SSgA FM’s principal office is located at State Street Financial Center, One Lincoln Street, Boston, Massachusetts 02111.

If the Proposed Sub-Advisory Agreement is approved by unitholders, the Money Market Fund will be co-managed by Matthew J. Steinaway, CFA, Jeffrey A. St. Peters and Todd Bean, CFA. Mr. Steinaway is a Senior Managing Director and the Global Head of Cash Management. Mr. Steinaway joined SSgA in June 2003, and has over 19 years of credit and investments experience. Previously, Mr. Steinaway was Head of Global Cash Credit Research for SSgA where he led a team of credit analysts who provided global research coverage of the investment-grade corporate and asset-backed markets. Mr. Steinaway also leads the Fixed Income, Cash and Currency’s investment technology and infrastructure building efforts.

Mr. St. Peters is a Managing Director of SSgA and the head of U.S. Cash Management within the Global Cash Management division. Mr. St. Peters manages a team of portfolio managers that focus on traditional money market and securities lending cash collateral funds. He is also a Senior Portfolio Manager responsible for several securities lending, enhanced cash, offshore, and SSgA’s registered money market portfolios for both retail and institutional clients. Mr. St. Peters has been managing short duration cash and securities lending portfolios at SSgA for over 12 years. Mr. St. Peters is a member of SSgA’s Senior Leadership Team.

Mr. Bean is a Vice President and Senior Portfolio Manager of SSgA in the firm’s US Cash Management Group. Mr. Bean began his career at State Street in 1999, joining the firm as an analyst in the firm’s custody and settlements area. Following a stint on the money markets operations staff, Mr. Bean joined the Cash Management Group in 2004.

Additional information about SSgA FM, including the principal executive officers and directors of SSgA FM, and other investment companies that have an investment objective similar to that of the Money Market Fund for which SSgA FM provides investment management services, is provided in Exhibit D.

Material Terms of the Proposed Sub-Advisory Agreement

The following discussion is a description of the material terms of the Proposed Sub-Advisory Agreement. This description is qualified in its entirety by reference to the form of Proposed Sub-Advisory Agreement, which is attached as Exhibit C to this Proxy Statement.

Under the Proposed Sub-Advisory Agreement, SSgA FM will be responsible for providing a continuous investment program for the Money Market Fund’s assets, including investment research and management, subject to the oversight and supervision of GEAM and the Board. SSgA FM will determine from time to time what investments will be purchased, retained or sold by the Money Market Fund, and will be responsible for placing purchase and sell orders. SSgA FM will also consult with GEAM from time to time regarding matters pertaining to the Money Market Fund, including market strategy and portfolio characteristics. Among its duties under the Proposed Sub-Advisory Agreement, SSgA FM will (1) provide GEAM and the Board with reports and other information about the Money Market Fund’s assets, (2) assist the Board in determining the fair valuation of illiquid investments held by the Money Market Fund, (3) assist the Money Market Fund’s accounting services agent or GEAM to obtain independent sources of market values for other portfolio investments, and (4) cooperate fully with GEAM and the Money Market Fund’s Chief Compliance Officer with respect to all compliance-related matters regarding the Money Market Fund.

Under the Proposed Sub-Advisory Agreement, SSgA FM will receive a sub-advisory fee for managing the assets of the Money Market Fund, as follows: SSgA FM’s fee shall be accrued daily at 1/365th of 0.015% of the net assets of the Money Market Fund. The Money Market Fund, and not GEAM, is responsible for payment of the sub-advisory fees to SSgA FM under the Proposed Sub-Advisory Agreement.

SSgA FM will bear all expenses incurred by it in connection with its investment sub-advisory services under the Proposed Sub-Advisory Agreement, other than the costs of securities and other investments (including brokerage commissions and other transaction charges, if any) purchased or otherwise acquired, or sold or otherwise disposed of, for the Money Market Fund. The Proposed Sub-Advisory Agreement may only continue in effect for a period of more than two years from the date of its execution, unless sooner terminated, if such continuance is specifically approved at least annually by the Board in person at a meeting called for that purpose or by a vote of a majority of the Money Market Fund’s outstanding voting securities. The Proposed Sub-Advisory Agreement is not assignable and may be terminated without penalty by either SSgA FM or GEAM upon 60 days’ written notice to the other or by the Board, or by the vote of a majority of the outstanding voting securities of the Money Market Fund, on 60 days’ written notice to SSgA FM. The Proposed Sub-Advisory Agreement provides that SSgA FM may render similar sub-advisory services to other clients.

The Money Market Fund agrees to indemnify and hold SSgA FM, its officers and directors, and any person who controls SSgA FM harmless from any and all direct or indirect liabilities, losses or damages (including reasonable attorneys’ fees) arising out of any claim, demand, action, suit or proceeding arising out of any misrepresentation of a material fact or the omission of a fact necessary to make information not misleading in the registration statement, any proxy statement, or any annual or semi-annual report to investors in the Money Market Fund (other than a misstatement or omission relating to disclosure about SSgA FM approved by SSgA FM or provided to GEAM or the Money Market Fund by SSgA FM or relating to an incorrect valuation of a Money Market Fund portfolio security that resulted from any breach by SSgA FM of Section 2(g) of the Proposed Sub-Advisory Agreement). An example of a direct liability would be SSgA FM’s expenses defending a lawsuit about a registration statement disclosure it did not make, whereas an indirect liability could involve a contractual obligation to reimburse another party for its expenses for the same thing.

Matters Considered by the Board

At the Board Meeting, members of the Board who were present at the Board Meeting considered and unanimously approved the Proposed Sub-Advisory Agreement with SSgA FM. In advance of the Board Meeting, the Board received materials from both GEAM and SSgA FM, and had the opportunity to ask questions and request additional information in connection with its consideration. The materials detailed, among other things, information about SSgA FM and its professional staff, SSgA FM’s historical performance in managing money market funds for its other clients, and information detailing SSgA FM’s investment experience and expertise in managing money market funds and in servicing institutional clients.

During a series of meetings prior to the Board Meeting, representatives of GEAM had explained and discussed with the Board the specific reasons why GEAM was recommending SSgA FM and responded to questions raised by the Board. The Board members posed questions to these representatives and engaged in substantive discussions.

In approving the Proposed Sub-Advisory Agreement with SSgA FM, the Board members considered those factors it deemed relevant, including the nature, quality and extent of services expected to be provided by SSgA FM. In its deliberations, the Board did not identify any single factor that was dispositive and each Board member may have attributed different weights to the various factors. The Board members evaluated this information and all other information made available to them by GEAM and SSgA FM, as well as the presentations and discussions that occurred at the Board Meeting.

The material factors and conclusions that formed the basis for the Board’s determinations to approve the Proposed Sub-Advisory Agreement with SSgA FM are as discussed below.

The Nature, Extent and Quality of Services Expected to be Provided.

The Board members reviewed the services expected to be provided to the Money Market Fund by SSgA FM. The Board considered SSgA FM’s favorable attributes, including its substantial experience managing funds of this type, investment philosophy and discipline, experienced investment and trading personnel, systems and other resources, and favorable history and reputation.

In light of the foregoing, the Board concluded that the services expected to be provided by SSgA FM would be satisfactory and would have the potential to benefit the Money Market Fund.

Investment Performance of SSgA FM.

The Board members considered the investment performance of SSgA FM for various periods focusing on SSgA FM’s investment performance with respect to registered investment companies that have an investment objective similar to that of the Money Market Fund. The Board members reviewed detailed information provided by GEAM management and SSgA FM comparing SSgA FM’s performance to that of similarly managed accounts over these periods. The Board also engaged in detailed discussions with GEAM about SSgA FM’s investment processes, focusing on the number and experience of portfolio management and supporting research personnel and SSgA FM’s investment style and approach employed. The Board discussed the extent to which the expected investment style and approach would be consistent with GEAM’s articulated long-term approach and overall investment philosophy.

Taking these factors into consideration, the Board concluded the investment performance of SSgA FM to be satisfactory.

Cost of the Services to be Provided to the Fund.

The Board members considered the proposed fees that would be paid to SSgA FM by the Money Market Fund and the cost of the services that would be provided by SSgA FM to the Money Market Fund. The Board members also reviewed actual and pro forma information concerning the fees and expenses for the Money Market Fund if SSgA FM were to be retained as a sub-adviser. The Board considered that the proposed fees to be paid to SSgA FM by the Money Market Fund had been negotiated at arm’s-length, and that GEAM had used its influence with respect to the total assets it proposes to be managed by SSgA FM to obtain what it regards as a favorable and highly competitive fee arrangement. Given the arm’s-length nature of the negotiations, the Board did not examine the specific levels of profitability for SSgA FM with respect to the Money Market Fund at this time.

The Extent to Which Economies of Scale Would be Realized as the Fund Grows and Whether Fee Levels Would Reflect Such Economies of Scale.

The Board members considered and noted the limited economies of scale that unitholders would realize as the Money Market Fund grows and recognized that various economies of scale are already reflected in the very competitive sub-advisory fee rate for SSgA FM given the existing scale of the management of similar assets.

Comparison of Services to be Rendered and Fees to be Paid.

The Board discussed the services expected to be provided to the Money Market Fund by SSgA FM, and SSgA FM’s proposed fees to be charged to the Money Market Fund for those services. The Board members reviewed information regarding the proposed sub-advisory fees.

The Board concluded that based on this information, the proposed sub-advisory fees would be reasonable in relation to the services expected to be provided to the Money Market Fund.

Fall-Out Benefits.

The Board considered that there might be financial benefits that SSgA FM could derive from its relationship with GEAM and the Money Market Fund. The Board did not view this consideration as having a material effect on its overall view of the reasonableness of the proposed fees for the Money Market Fund.

Conclusion.

No single factor was determinative to the Board’s decision. Based on their discussion and such other matters as were deemed relevant, the Board members concluded that the approval of the Proposed Sub-Advisory Agreement with SSgA FM was in the best interests of the Money Market Fund and its unitholders.

Other Information

SSgA FM is an affiliate of State Street Bank and Trust Company (“State Street Bank”), which provides accounting, custody and fund administration services to the Money Market Fund. For the fiscal year ended December 31, 2013, the Money Market Fund paid or will pay State Street Bank $65,320 for these services. These services will continue to be provided regardless of whether the Proposed Sub-Advisory Agreement is approved.

Interests of Trustees or Officers in Proposal 1

None of the current Trustees or officers of the Money Market Fund have a material direct or indirect interest in SSgA FM or a person controlling, controlled by or under common control with SSgA FM.

THE BOARD RECOMMENDS THAT THE UNITHOLDERS OF

THE FUND VOTE “FOR” THE APPROVAL OF PROPOSAL 1.

PROPOSAL 2

APPROVAL OF IMPLEMENTATION OF

A “MANAGER OF MANAGERS” STRUCTURE

ELFUN GOVERNMENT MONEY MARKET FUND

ELFUN TAX-EXEMPT INCOME FUND

ELFUN INCOME FUND

Background

Pursuant to the terms of each of the Advisory Agreements, GEAM is permitted to, subject to the approval of the Board and other applicable legal requirements, enter into any sub-advisory agreement or contract with another affiliated or unaffiliated entity pursuant to which such entity will carry out some or all of GEAM’s responsibilities under the respective Advisory Agreement. However, as described more fully below, without the approval of this Proposal 2, the exercise of such right to hire or replace sub-advisers by GEAM for the benefit of a Fund would still require, in each instance, the approval of unitholders of that Fund, which is a costly and time consuming process.

“Manager of Managers” Structure

In order for GEAM to delegate portfolio management duties to a sub-adviser with respect to a Fund as permitted by the Advisory Agreement between GEAM and that Fund, the 1940 Act requires that the sub-advisory agreement be approved by the unitholders of that Fund. Specifically, Section 15(a) of the 1940 Act makes it unlawful for any person to act as an investment adviser (including as a sub-adviser) to a mutual fund, such as the Funds, except pursuant to a written contract that has been approved by unitholders of a Fund. Therefore, without a “manager of managers” structure in place, the Funds must obtain unitholder approval of a sub-advisory agreement in order to hire a new sub-adviser, replace an existing sub-adviser, materially change the terms of an existing sub-advisory agreement, or continue the employment of an existing sub-adviser when that sub-advisory agreement terminates because of an assignment of the agreement, such as in the event of a change of control of the sub-adviser. The process of seeking unitholder approval of sub-advisory agreements is administratively burdensome and costly, however, and may cause delays in executing changes that the Board and GEAM have determined as necessary or desirable. These costs are often borne by a Fund (and therefore indirectly by such Fund’s unitholders). Although a potential disadvantage of a “manager of managers” structure for a Fund is that the retention of new sub-advisers or replacement of sub-advisers often entails adjustments in such Fund’s portfolio that may result in portfolio expenses, the Board and GEAM believe that the benefits from the judicious use of the approach to such Fund would outweigh any potential disadvantage.

Because GEAM may not have the investment management capability to manage all asset classes and market segments, or the experience to fully utilize certain investment techniques and strategies, it may be desirable under certain circumstances for GEAM to retain highly qualified sub-advisers with expertise that complements or supplements GEAM’s capabilities. A “manager of managers” arrangement would give GEAM greater flexibility to efficiently retain sub-advisers to manage investments in certain classes of assets or to fully utilize certain investment techniques and strategies.

On October 25, 2010, GEAM, the Funds, and certain other investment companies advised by GEAM received the Order from the SEC granting certain exemptions from Section 15(a) of the 1940 Act and certain rules thereunder and from certain disclosure obligations under various rules and forms. The exemptive relief granted by the Order enables GEAM and the Board to operate with greater efficiency by allowing GEAM, subject to Board approval, to retain and replace unaffiliated sub-advisers, and enter into and amend sub-advisory agreements with unaffiliated sub-advisers, without incurring the expense and delays of obtaining unitholder approval. The “manager of managers” structure additionally would permit the Funds to disclose aggregate fees paid to GEAM and any sub-adviser that is an “affiliated person,” as defined in Section 2(a)(3) of the 1940 Act, of a Fund or GEAM, other than by reason of serving as a sub-adviser to one or more of the Funds (an “Affiliated Sub-Adviser”), and aggregate fees paid to sub-advisers other than the Affiliated Sub-Advisers, in lieu of disclosing the fees paid to each sub-adviser (collectively, the “Aggregate Fee Disclosure”). As a result, GEAM would not pay the fees of sub-advisers, and the sub-advisers’ fees will be disclosed only on a combined basis. Nevertheless, the exemptive relief granted by the Order is available to GEAM and the Funds only upon unitholder approval of the “manager of managers” structure. The Funds have not yet used the Order.

The “manager of managers” structure would be subject to various conditions, including, without limitation, the following:

1.	The first set of conditions require that certain disclosures be made and that unitholders of an affected Fund be informed each time a new sub-adviser is hired. Before a Fund may rely on the Order, the operation of a Fund in the manner described in the application for the Order (the “Application”) must be approved by a “majority of outstanding voting securities” (as defined in the 1940 Act) of the Fund. Each Fund is required to disclose in its prospectus the existence, substance, and effect of the Order. In addition, each Fund that operates under the Order must hold itself out to the public as employing the “manager of managers” structure described in the Application and must disclose in its registration statement the Aggregate Fee Disclosure. Such Fund’s prospectus must prominently disclose that GEAM has ultimate responsibility (subject to oversight by the Board) to oversee the sub-advisers and to recommend their hiring, termination, and replacement. Moreover, within 90 days of the hiring of any new sub-adviser, GEAM is required to furnish unitholders of the affected Fund with all of the information about the new sub-adviser that would be included in a proxy statement, except as modified to permit the Aggregate Fee Disclosure. Finally, GEAM may not enter into a sub-advisory agreement with any Affiliated Sub-Adviser unless the agreement provides that the Affiliated Sub-Adviser’s compensation will be limited to reimbursement of its reasonable costs of providing subadvisory services to the particular Fund, without any element of profit.

2.	A second set of conditions is designed to protect unitholder interests through certain restrictions on the Board and on ownership of certain securities, as well as careful Board oversight of changes of sub-advisers for Funds with Affiliated Sub-Advisers. No Trustee or officer of the Funds or director or officer of GEAM is permitted to own directly or indirectly (other than through a pooled investment vehicle that is not controlled by such person) any interest in a sub-adviser, except for (i) ownership of interests in GEAM or any entity that controls, is controlled by, or is under common control with GEAM; or (ii) ownership of less than 1% of the outstanding securities of any class of equity or debt of a publicly traded company that is either a sub-adviser or an entity that controls, is controlled by, or is under common control with a sub-adviser. Finally, when a change of sub-adviser is proposed for a Fund with an Affiliated Sub-Adviser, the Board will make a separate finding, reflected in the Board minutes, that such change is in the best interests of the Fund and its unitholders and does not involve a conflict of interest from which GEAM or an Affiliated Sub-Adviser derives an inappropriate advantage.

3.	A third set of conditions requires that GEAM provide general management services to the Funds that operate under the Order, including overall supervisory responsibility for the general management and investment of each such Fund’s assets, and subject to review and approval by the Board, (i) set each such Fund’s overall investment strategies; (ii) evaluate, select, and recommend sub-advisers to manage all or a part of each such Fund’s assets; (iii) allocate and when appropriate, reallocate each such Fund’s assets among multiple sub-advisers; (iv) monitor and evaluate the performance of the sub-advisers; and (v) implement procedures reasonably designed to ensure that the sub-advisers comply with each such Fund’s investment objectives, policies, and restrictions.

Comparison of Current and Proposed Selection Process for Sub-Advisers

Under both the current process and the proposed process for approval of sub-advisory agreements, any new sub-advisory agreement and any material change to an existing sub-advisory agreement requires approval by the Board. In considering whether to appoint an existing sub-adviser for any Fund, the Board will analyze the factors it considers relevant, including the nature, extent, and quality of the services to be provided; investment performance; the costs of the services to be provided; and such other factors that the Board considers relevant to the sub-adviser’s performance. Furthermore, operation of the Funds under the proposed “manager of managers” structure would not diminish GEAM’s responsibilities to the Funds, including GEAM’s overall responsibility for the portfolio management services furnished by a sub-adviser.

If the unitholders of a Fund do not approve this Proposal 2, in order for GEAM to appoint a new sub-adviser to a Fund or materially change an existing sub-advisory agreement relating to a Fund, the Board must call and hold a unitholder meeting of that Fund, create and distribute proxy materials, and solicit votes from the Fund’s unitholders. This process is time-consuming and costly and will delay the appointment of a new sub-adviser or the implementation of material changes to an existing sub-advisory agreement even when the Board and GEAM have concluded it to be desirable for a Fund to do so. The Board and GEAM therefore believe that the “manager of managers” structure should allow each Fund to operate more efficiently.

Board Approval of “Manager of Managers” Structure

At the Board Meeting, members of the Board who were present at the Board Meeting considered and unanimously approved the use of a “manager of managers” structure and the seeking of unitholder approval of the same. In evaluating this arrangement, the Board considered various factors and other information, including the following:

1.	A “manager of managers” structure would enable GEAM and the Board to act more quickly, and with less expense to a Fund, in appointing new sub-advisers or making material changes to an existing sub-advisory agreement relating to a Fund when the Board and GEAM believe that such appointment or changes would be in the best interests of such Fund and its unitholders;

2.	GEAM would be required, as a condition to rely on the Order, to (a) set a Fund’s overall investment strategies; (b) monitor and evaluate the performance of each sub- adviser; and (c) implement procedures reasonably designed to ensure that the sub-adviser(s) comply with such Fund’s investment objectives, policies, and restrictions; and

3.	No sub-adviser could be appointed without Board approval.

In addition, the Board believes that it is appropriate to vest the selection of the sub-advisers in GEAM in light of GEAM personnel’s investment advisory expertise and its experience in selecting and monitoring sub-advisers.

Interests of Trustees or Officers in Proposal 2

The Trustees are officers of GEAM and would have an interest in the approval of Proposal 2 to the extent that efficiencies generated by the implementation of a “manager of managers” structure would benefit GEAM. GEAM could benefit from the approval and implementation of a “manager of managers” structure under Proposal 2 as a result of its ability to hire or replace a sub-adviser more quickly, which would drive more efficient portfolio management.

Required Vote

Approval of Proposal 2 on behalf of each Fund requires the affirmative vote of a “majority of the outstanding voting securities” (as defined in the 1940 Act) of that Fund, which means the affirmative vote of the lesser of: (1) more than 50% of the Outstanding Units of that Fund, or (2) 67% or more of the units of that Fund present at the Meeting (in person or represented by proxy), if the holders of more than 50% of the Outstanding Units of that Fund are present at the Meeting.

THE BOARD OF EACH FUND RECOMMENDS THAT UNITHOLDERS

VOTE “FOR” THE APPROVAL OF THIS PROPOSAL 2.

PROPOSAL 3

APPROVAL OF THE AMENDMENT, ELIMINATION OR RECLASSIFICATION OF

CERTAIN FUNDAMENTAL INVESTMENT POLICIES OF THE FUNDS

ELFUN GOVERNMENT MONEY MARKET FUND

ELFUN TAX-EXEMPT INCOME FUND

ELFUN INCOME FUND

Background

Each Fund operates in accordance with its investment objectives, principal investment strategies, and investment policies, which are described in the Prospectus and Statement of Additional Information (“SAI”) for the Funds. Under the 1940 Act, each Fund must have investment policies relating to certain types of investments and practices and may not change those policies without unitholder approval. Consistent with industry practice, each Fund characterizes these policies, along with other policies that it has determined not to change without unitholder approval, as fundamental investment policies. In contrast, investment policies of each Fund that are not fundamental may generally be changed by the Board without unitholder approval.

Proposals 3A through 3P are intended to modernize each Fund’s investment policies by amending, eliminating or reclassifying certain fundamental investment policies. Unitholders are being asked to vote separately on each of Proposals 3A through 3P, as applicable. If any of Proposals 3A through 3P are approved by a Fund’s unitholders at the Meeting, the proposed change to that fundamental investment policy will be adopted by that Fund and will take effect upon such approval. If the unitholders of a Fund fail to approve any of Proposals 3A through 3P, as applicable, with respect to such Fund, the current policy or policies corresponding to such Proposals that are not approved will remain in effect.

Benefit to the Funds of Changes in Certain Fundamental Investment Policies

GEAM and the Board believe that the amendment, elimination or reclassification of certain fundamental investment policies of the Funds as proposed in Proposals 3A through 3P are appropriate for the following reasons:

First, modernizing certain of the Funds’ fundamental investment policies would remove restrictions that are no longer required because of changes in the law or are not consistent with the restrictions applicable to other investment companies managed by GEAM. These changes would potentially allow each Fund to better address changes in financial markets or take advantage of investing opportunities. None of the Funds have updated their fundamental investment policies since their respective inception dates, and many of the legal and regulatory requirements applicable to mutual funds have changed since that time. For example, certain restrictions imposed by securities laws and regulations in the past are no longer applicable to mutual funds. As a result, each Fund remains subject to several fundamental investment policies that are either more restrictive than required or are no longer required.

Second, by limiting the investment policies that require unitholder approval to be amended to only those that are required or desirable, a Fund in the future may be able to avoid the costs and delay associated with holding unitholder meetings to address issues relating to certain investment policies.

Third, these changes could also improve the efficiency and consistency of portfolio management because these Funds could be managed more consistently and have the same standards as other similar accounts managed by GEAM. GEAM currently serves as the investment adviser to a number of other investment companies that are subject to fundamental investment policies that are more consistent with the requirements of current laws and regulations. By aligning the fundamental investment policies of the Funds with those of the other investment companies advised by GEAM, GEAM’s monitoring of compliance with the stated investment policies would become more streamlined and efficient.

Effect of Proposed Changes to the Funds’ Fundamental Investment Policies on Investments in the Funds

The proposed changes to the Funds’ fundamental investment policies set forth in Proposals 3A through 3P are not expected to affect any Fund’s current investment objective or its principal investment strategies. Similarly, it is not expected that the approval of these changes will significantly change the management of any Fund or the risks of investing in any Fund. If, however, the investments permitted by some of these changes are used to the extent allowed, the risks of investing in those Funds would increase.

Board Approval of Proposed Changes to the Funds’ Fundamental Investment Policies

At the Board Meeting, members of the Board who were present at the Board Meeting considered and unanimously approved the proposed changes to the Funds’ fundamental investment policies and the seeking of unitholder approval of these changes.

Proposal 3A: Amendment of Each Fund’s Fundamental Investment Policies on Diversification

Current Policy. The 1940 Act requires a mutual fund to indicate in its registration statement whether it is a “diversified” or a “non-diversified” company. Each Fund has indicated that it is a diversified mutual fund and is currently subject to a fundamental investment policy whereby each Fund (a) may not invest more than 5% of its total assets in the securities (other than Government Securities) of a single issuer, except that up to 25% of the value of the assets of each Fund may be invested without regard to this limitation; (b) may not purchase more than 15% (or 10%, in the case of the Money Market Fund) of the outstanding securities of any class of issuer, treating all debt securities of an issuer as a single class for purposes of this restriction; and (c) may not purchase more than 10% of the outstanding voting securities of any one issuer. A Fund could invest up to 25% of its assets in the securities of a single issuer. Securities of a foreign government will be treated as a single issuer for purposes of this restriction. The Tax-Exempt Fund will regard each state and each of its political subdivisions, agencies and instrumentalities as a single issuer; if private companies are responsible for payment of principal and interest, the Tax-Exempt Fund will regard each as a separate issuer for purposes of this restriction.

Proposed Policy. It is proposed that the current fundamental investment policies on diversification for each Fund be amended so that each Fund is required to invest at least 75% of its total assets in some combination of the following: (a) cash and cash items; (b) Government Securities; (c) securities of other investment companies; and (d) other securities (which are limited as to any single issuer to an amount not greater than 5% of such Fund’s total assets and not more than 10% of the outstanding voting securities of any such issuer, or as otherwise permitted by applicable law). The proposed fundamental investment policy on diversification would conform each Fund’s policy to that of other investment companies managed by GEAM and allow for ease of administration and interpretation.

The proposed fundamental investment policy on diversification for each Fund differs from the current policies in four respects: (1) it would not require securities of a foreign government and its agencies to always be treated as a single issuer for purposes of the restrictions; (2) it would carve out securities issued by investment companies (in addition to Government Securities) from the 5% of total assets limitation; (3) it would exclude securities issued by other investment companies (in addition to Government Securities) from the limitation on acquiring more than 10% of an issuer’s voting securities; and (4) it would eliminate the limitation on acquiring more than 10% of the outstanding securities of any class of issuer other than the issuer’s outstanding voting securities. The proposed changes generally preserve the application of the 5% single issuer limit noted above and the ability of each Fund to invest up to 25% of its total assets without regard to the 5% single issuer limit, but clarify and standardize some typical exceptions to the limits as described above.

The proposed changes would provide each Fund with the maximum flexibility allowed for a diversified mutual fund under the 1940 Act and thus would not affect each Fund’s status as a diversified mutual fund. Nevertheless, GEAM does not currently expect to use the increased flexibility under the proposed fundamental investment policy on diversification to increase each Fund’s holdings in any one issuer, although the diversification of each Fund’s portfolios and its exposures to single issuers or smaller numbers of issuers will fluctuate over time. The table below sets forth each Fund’s largest position as of March 31, 2014. The percentage holdings provided below are not “caps,” and the holdings shown below may have changed since March 31, 2014. Each Fund may in the future have holdings greater than the percentages below.

Fund	Percentage of Maximum Holding	Issuer
Money Market Fund	5.8%	U.S. Treasury Note 0.75% June 15, 2014
Tax-Exempt Fund	1.1%	State of Hawaii Airports System Revenue 5.25% July 1, 2024
Income Fund	13.1%	U.S. Treasury Note 0.75% January 15, 2017

Risks. The adoption of the proposed fundamental investment policy on diversification for each Fund is not expected to increase the risk of an investment in such Fund. However, to the extent that any of the Funds takes a larger position in any one issuer, such Fund will be subject to greater market and credit risks associated with that issuer, and to the industry and sector risks associated with that issuer. As a result, the appreciation or depreciation of the stock of such issuer may result in greater fluctuation in the total market value of the portfolio of a Fund, and in turn, affect such Fund’s performance.

Wording. It is proposed that the current fundamental investment policies on diversification for each Fund be amended as follows:

Current Policy	Proposed Policy
(a) No Fund may invest more than 5% of its total assets in the securities (other than Government Securities) of a single issuer, except that up to 25% of the value of the assets of the Money Market Fund, the Income Fund and the Tax-Exempt Fund may be invested without regard to this limitation. (b) No Fund may purchase more than 15% (or 10%, in the case of the Money Market Fund) of the outstanding securities of any class of issuer, treating all debt securities of an issuer as a single class for purposes of this restriction. (c) No Fund may purchase more than 10% of the outstanding voting securities of any one issuer. Securities of a foreign government will be treated as a single issuer for purposes of this restriction. The Tax-Exempt Fund will regard each state and each of its political subdivisions, agencies and instrumentalities as a single issuer; if private companies are responsible for payment of principal and interest, the Tax-Exempt Fund will regard each as a separate issuer for purposes of this restriction.	Each Fund shall invest at least 75% of its total assets in some combination of the following: (a) cash and cash items, (b) Government Securities (as defined in the 1940 Act), (c) securities of other investment companies, and (d) other securities. With regard to (d), other securities (acquired pursuant to this policy) are limited as to any single issuer to an amount not greater than 5% of a Fund’s total assets and not more than 10% of the outstanding voting securities of any such issuer, or as otherwise permitted by applicable law.

Proposal 3B: Amendment of Each Fund’s Fundamental Investment Policy on Concentration of Investments

Current Policy. The 1940 Act requires a mutual fund to have a policy regarding concentration of investments in securities of companies in a particular industry. The 1940 Act does not define what constitutes

“concentration” in an industry. However, the SEC has taken the position that investment of 25% or more of a fund’s total assets in one or more issuers conducting their principal business activities in the same industry (excluding the U.S. government and its agencies or instrumentalities) constitutes concentration.

Each Fund is currently subject to a fundamental investment policy that prohibits such Fund from investing more than 25% of the value of its total assets in the securities of issuers in any one industry. The Tax-Exempt Fund may invest more than 25% of the value of its total assets in securities issued or guaranteed by a state, municipality or other political subdivision, unless the securities are backed only by the assets and revenues of non-governmental users. For purposes of this restriction, the term industry will be deemed to include the government of any country other than the United States, but not the U.S. Government. In addition, domestic bank obligations held by the Money Market Fund and the Tax-Exempt Fund are excluded from this restriction. However, each foreign country’s banks are regarded as a separate industry.

Proposed Policy. It is proposed that the fundamental investment policy on concentration of investments for each Fund be revised to prohibit each Fund from making investments that will result in the concentration (as that term is used in the 1940 Act) of its assets in securities of issuers in any one industry. With respect to the Money Market Fund, securities issued by domestic banks would not be considered to be part of any industry.

The proposed fundamental investment policy on concentration of investments for each Fund does not define concentration. In particular, it does not include any specific limitation based on a percentage of the assets of each Fund or on the size of any investment in securities of issuers in the same industry for each Fund, nor does it define the scope of any particular industry. As a result, it would give each Fund more flexibility to respond to changing regulatory interpretations and financial markets, as permitted by the 1940 Act, any rules or orders thereunder, or SEC staff interpretation thereof.

Risks. The adoption of the proposed fundamental investment policy on concentration of investments for each Fund is not expected to increase the risk of an investment in such Fund, except to the extent that future interpretations of the term “concentration” could permit each Fund to invest a greater percentage of its assets in issuers in a particular industry. To the extent that a Fund takes a larger position in a particular industry, such Fund will be subject to greater industry and sector risks associated with that industry.

Wording. It is proposed that the current fundamental investment policy on concentration of investments for each Fund be amended as follows:

Current Policy	Proposed Policy
No Fund may invest more than 25% of the value of its total assets in the securities of issuers in any one industry. The Tax-Exempt Fund may invest more than 25% of the value of its total assets in securities issued or guaranteed by a state, municipality or other political subdivision, unless the securities are backed only by the assets and revenues of non-governmental users. For purposes of this restriction, the term industry will be deemed to include the government of any country other than the United States, but not the U.S. Government. In addition, domestic bank obligations held by the Money Market Fund and the Tax-Exempt Fund are excluded from this restriction. However, each foreign country’s banks are regarded as a separate industry.

No Fund will make investments that will result in the concentration (as that term is used in the 1940 Act) of its assets in securities of issuers in any one industry. For purposes of this restriction, supranational organizations are collectively considered to be members of a single “industry.”

For the Money Market Fund only: Securities issued by domestic banks or by structured investment vehicles are not considered to be part of any industry, except to the extent the assets held by the structured investment vehicle (on a look-through basis) constitute the same industry.

Proposal 3C: Amendment of Each Fund’s Fundamental Investment Policies on Borrowing

Current Policy. The 1940 Act imposes certain restrictions on the borrowing activities of mutual funds and requires that all mutual funds have a policy on borrowing money. A mutual fund’s policy on borrowing is closely related to its policy on senior securities because certain transactions that can create a senior security may involve a form of borrowing or indebtedness.

A mutual fund may need to borrow money for a number of reasons. First, a mutual fund may need to borrow temporarily to pay redeeming unitholders. This can occur in instances where (a) the amount of redemptions exceeds available cash and market conditions are not favorable to the sale of portfolio securities to meet those redemptions, or (b) a mutual fund has not yet received payment for securities it has sold. Second, a mutual fund may need to borrow to pay for securities purchased because it does not have available cash. Third, those leveraged investments allowed by a Fund’s policies and applicable law often entail indebtedness that can be viewed as borrowing because they may result in the same type of leverage occasioned by borrowing money.

Each Fund currently has two fundamental investment policies on borrowing. The first policy provides that (i) the Money Market Fund may enter into reverse repurchase agreements; (ii) the Tax-Exempt Fund may borrow for long-term or leveraging purposes in an amount not to exceed 10% of the value of its total assets; and (iii) each Fund may borrow for temporary or emergency purposes, including the meeting of redemption requests and cash payments of dividends and distributions that might otherwise require the untimely disposition of securities, in an amount not to exceed, in the case of the Income Fund and the Tax-Exempt Fund, 10% of the value of the Fund’s total assets, and in the case of the Money Market Fund, 20% of the value of the Fund’s total assets. Whenever borrowings (including reverse repurchase agreements) of 5% or more of either the Income Fund’s or the Money Market Fund’s total assets are outstanding, the respective Fund will not make any additional investments. The second policy provides that each Fund may not purchase securities on margin. For purposes of this restriction, the deposit or payment of initial or variation margin in connection with futures contracts, financial futures contracts or related options, and options on securities, options on securities indexes and options on currencies will not be deemed to be a purchase of securities on margin by a Fund.

Proposed Policy. It is proposed that the fundamental investment policy on borrowing for each Fund be revised to restrict each Fund from borrowing money, except that such Fund would be permitted to: (a) borrow from banks (as defined in the 1940 Act) and through reverse repurchase agreements in amounts up to 33 1/3% of its total assets (including the amount borrowed); (b) borrow amounts equal to an additional 5% of its total assets for temporary purposes; (c) invest in permitted leveraged investments; (d) engage in transactions in mortgage dollar rolls and other similar transactions; and (e) engage in other transactions entailing borrowing to the extent permitted by applicable law. To the extent each Fund increases its borrowings in the future in accordance with the proposed fundamental investment policy on borrowing, it will be subject to the risks described above.

This change would give each Fund the flexibility to make investments that might involve a form of “borrowing” because of the creation of an obligation to the other party. For example, an adverse change in the value of a swap transaction may mean a Fund owes money to the other party. The change would also permit such Fund to borrow money in certain instances up to the limits permitted by the 1940 Act and SEC staff interpretations thereof. Changing this fundamental investment policy would also permit greater consistency in managing the portfolio of each Fund when such borrowings are necessary for the efficient management of such Fund’s assets.

Risks. There are risks associated with borrowing. Borrowing to acquire additional investments exposes a mutual fund to a greater risk of loss because the value of the acquired investments could fall below the amount borrowed (which the mutual fund must repay). As a result, borrowing may cause the value of a mutual fund’s shares (units) to be more volatile than if the mutual fund did not borrow. In addition, to the extent a mutual fund borrows money, it will pay interest on the borrowed amount, which will raise the overall expenses of the fund and reduce its returns. The interest payable on borrowings may be more (or less) than the return the mutual fund receives from the securities purchased with borrowed amounts. Additionally, a mutual fund may also be forced to sell securities at inopportune times to repay borrowed amounts.

Wording. It is proposed that the current fundamental investment policies on borrowing for each Fund be amended as follows:

Current Policy	Proposed Policy

The Funds may not borrow money, except that (i) the Money Market Fund may enter into reverse repurchase agreements, (ii) the Tax-Exempt Fund may borrow for long-term or leveraging purposes in an amount not to exceed 10% of the value of its total assets and (iii) each Fund may borrow for temporary or emergency purposes, including the meeting of redemption requests and cash payments of dividends and distributions that might otherwise require the untimely disposition of securities, in an amount not to exceed, in the case of the Income Fund and the Tax-Exempt Fund, 10% of the value of the Fund’s total assets, and in the case of the Money Market Fund, 20% of the value of the Fund’s total assets. Whenever borrowings (including reverse repurchase agreements) of 5% or more of either the Income Fund’s or the Money Market Fund’s total assets are outstanding, the respective Fund will not make any additional investments.

No Fund may purchase securities on margin. For purposes of this restriction, the deposit or payment of initial or variation margin in connection with futures contracts, financial futures contracts or related options, and options on securities, options on securities indexes and options on currencies will not be deemed to be a purchase of securities on margin by a Fund.

No Fund may borrow money, except that a Fund may (a) borrow from banks (as defined in the 1940 Act) and through reverse repurchase agreements in amounts up to 33 1/3% of its total assets (including the amount borrowed), (b) borrow amounts equal to an additional 5% of its total assets for temporary purposes, (c) invest in permitted leveraged investments, (d) engage in transactions in mortgage dollar rolls and other similar transactions, and (e) engage in other transactions that may entail borrowing or otherwise borrow money to the extent permitted by applicable law.

Proposal 3D: Amendment of Each Fund’s Fundamental Investment Policy on Making Loans

Current Policy. Under the 1940 Act, a mutual fund must have an investment policy regarding making loans to other persons. Currently, each Fund is subject to a fundamental investment policy that prohibits such Fund from lending its assets or money to other persons, except through (a) lending its portfolio securities in an amount not to exceed 33 1/3% of a Fund’s net assets taken at market value; (b) in the case of the Income Fund, entering into repurchase agreements; (c) in the case of the Income Fund and the Tax-Exempt Fund, entering into security lending agreements and purchasing debt obligations; and (d) in the case of the Income Fund and the Tax-Exempt Fund, trading in financial futures contracts, options on financial futures contracts, securities indexes and securities. The Tax-Exempt Fund’s current policy is that it will not make any loan if more than 20% of its assets would be subject to security lending agreements.

Proposed Policy. It is proposed that the fundamental investment policy on making loans for each Fund be revised to permit each Fund to lend its portfolio securities or money to the extent that the lending is permitted by applicable law. For example, current SEC staff positions permit lending portfolio securities in amounts not exceeding one-third of a fund’s total asset value.

As proposed, the fundamental investment policy on making loans for each Fund would restrict each Fund from lending its assets or money to others, except: (a) by purchasing debt obligations; (b) by making loans of cash or securities as permitted by applicable law; (c) by entering into repurchase agreements; (d) by investing in permitted leveraged investments; or (e) as otherwise permitted by applicable law.

This change would give each Fund the greatest amount of flexibility to lend its assets or money to generate income within the limits of current interpretations of the 1940 Act. For example, each Fund would have greater ability to engage in transactions that could be considered lending but could also benefit such Fund through greater return potential.

Risks. Lending assets or money increases the exposure for a Fund to the risks associated with these activities. Borrowers may not repay money lent to them by the Fund for example. Likewise, a Fund may experience a delay in the recovery of, or may be unable to recall, loaned securities if the borrower is unable or unwilling to return them. In addition, although each Fund generally obtains collateral in return for lending securities, it may experience a delay in receiving such collateral or a possible loss in market value of the collateral.

Wording. It is proposed that the current fundamental investment policy on making loans for each Fund be amended as follows:

Current Policy	Proposed Policy
No Fund may lend its assets or money to other persons, except through (a) lending its portfolio securities in an amount not to exceed 33 1/3% of a Fund’s net assets taken at market value; (b) in the case of the Income Fund, entering into repurchase agreements; (c) in the case of the Income Fund and the Tax-Exempt Fund, entering into security lending agreements and purchasing debt obligations; and (e) in the case of the Income Fund and the Tax-Exempt Fund, trading in financial futures contracts, options on financial futures contracts, securities indexes and securities. The Tax-Exempt Fund will not make any loan if more than 20% of its assets would be subject to security lending agreements.	No Fund may lend its assets or money to other persons, except (a) by purchasing debt obligations (including privately placed debt obligations), (b) by lending cash or securities as permitted by applicable law, (c) by entering into repurchase agreements, (d) by investing in permitted leveraged investments, or (e) as otherwise permitted by applicable law.

Proposal 3E: Amendment of Each Fund’s Fundamental Investment Policy on Real Estate Investments

Current Policy. The 1940 Act requires a mutual fund to have an investment policy governing investments in real estate. Each Fund, other than the Income Fund, is currently subject to a fundamental investment policy on real estate investments that prohibits such Fund from purchasing or selling real estate and the Money Market Fund may not invest in real estate limited partnership interests. A Fund, other than the Tax-Exempt Fund, may: (a) engage in the purchase or sale of real estate as necessary to provide it with an office for the transaction of business; (b) invest in the securities of real estate investment trusts or in the securities of companies that invest or deal in real estate, mortgages or interests in real estate or mortgages; and (c) invest in securities secured by real estate.

Proposed Policy. It is proposed that the current fundamental investment policy on real estate investments for each Fund be amended to permit each Fund to invest directly in real estate or in direct interests in real estate, subject to the limitations arising under such Fund’s other investment policies, such as the limitation on illiquid investments and the policy on industry concentration. The proposed fundamental investment policy on real estate investments would provide each Fund with the maximum flexibility consistent with current legal requirements. In addition to allowing each Fund to purchase direct interests in real estate or in real estate limited partnerships and private real estate investment trusts (“REITs”), the proposed fundamental investment policy would permit each Fund to purchase interests in real estate securing the obligations of an issuer of a security held by such Fund (e.g., as in the case of default of an issuer), or to otherwise hold and sell real estate acquired by such Fund as a result of its ownership of a security. Furthermore, the proposed fundamental investment policy would permit each Fund to purchase indirect interests in real estate, including transactions involving (a) mortgage-related securities and securities secured by real estate, mortgages, or interests in real estate or mortgages; and (b) securities of issuers that invest or deal in real estate, mortgages, or interests in real estate or mortgages (e.g., public REITs).

Risks. None of the Funds has any current intention to invest directly in real estate or in direct interests in real estate, and therefore, the adoption of the proposed fundamental investment policy on real estate investments by each Fund is not expected to increase materially the risk of an investment in such Fund or to affect its management at this time. However, to the extent that each Fund invests in indirect interests in real estate or purchases or otherwise acquires real estate or direct interests in real estate in the future, such investments may be illiquid and subject to the risks associated with illiquid investments. Furthermore, direct investments in real estate are subject to the general risks associated with real estate investments, including rapid or dramatic changes in real estate values, changes in property taxes, overbuilding, variations in rental income, changes in interest rates, changes in tax treatment of such investments, and changes in regulatory requirements (e.g., environmental regulations).

Wording. It is proposed that the current fundamental investment policy on real estate investments for each Fund be amended as follows:

Current Policy	Proposed Policy
No Fund, other than the Income Fund, may purchase or sell real estate and the Money Market Fund may not invest in real estate limited partnership interests, except that a Fund, other than the Tax-Exempt Fund, may (a) engage in the purchase or sale of real estate as necessary to provide it with an office for the transaction of business, (b) invest in the securities of real estate investment trusts or in the securities of companies that invest or deal in real estate, mortgages or interests in real estate or mortgages and (c) invest in securities secured by real estate.	Each Fund may purchase or sell real estate, or direct or indirect interests in real estate, subject to other investment policies and applicable law.

Proposal 3F: Amendment of Each Fund’s Fundamental Investment Policy on Investments in Commodities

Current Policy. The 1940 Act requires a mutual fund to have an investment policy governing investments in commodities. Each Fund is currently subject to a fundamental investment policy that prohibits such Fund from purchasing or selling commodities or commodities contracts, except that each Fund (other than the Money Market Fund) may invest in futures contracts and related options and other similar contracts (including, in the case of the Income Fund, foreign currency forward, futures and options contracts) as described in the SAI and in the Prospectus. In effect, the current fundamental investment policy on investments in commodities for each Fund prohibits such Fund from purchasing physical commodities or contracts related to physical commodities. Physical commodities include bulk goods such as oil, gas, grains, metals, and foodstuffs.

Proposed Policy. It is proposed that the fundamental investment policy on investments in commodities for each Fund be revised to permit each Fund to invest in commodities and commodity contracts, subject to the limitations arising from such Fund’s other investment policies (e.g., the limitation on illiquid investments and on leverage) and applicable law. The proposed fundamental investment policy on investments in commodities would provide each Fund with the maximum flexibility consistent with the current legal requirements. For example, it would permit each Fund to directly invest in physical commodities, as well as to take long and short positions in (i.e., purchase and sell) commodity-based futures contracts or forward contracts on physical commodities. At the same time, the proposed fundamental investment policy on investments in commodities would not affect each Fund’s ability to invest in futures contracts or forward contracts on securities or securities indices (or option contracts on the same) or in other permitted leveraged investments. The use of commodities would not represent a principal strategy of any Fund.

Risks. None of the Funds has any current intention of investing directly in physical commodities or taking long or short positions in commodity-based futures contracts or forward contracts. Accordingly, the adoption of the proposed fundamental investment policy on investments in commodities by each Fund is not expected to increase materially the risk of an investment in such Fund or to affect its management at this time. To the extent a Fund invests directly in commodities, whether physical or financial, or commodity-related instruments, such Fund will be subject to the particular risks associated with such commodity and its related market. The market for commodities and commodity-related contracts can become illiquid and may be subject to illiquid investments risks. In addition, the value of such investments can be extremely volatile and may be affected either directly or indirectly by a wide range of factors. Furthermore, to the extent a Fund enters into forward contracts related to physical commodities, it would be subject to the risk that the counterparty may default or otherwise not perform its obligations under the contract, leading to increased costs to such Fund, delays on recovering amounts owed to such Fund, or even the total loss of such amounts. Prior to investing a material portion of its assets in commodities or commodity contracts by any Fund, such Fund’s prospectus would be amended to disclose these risks.

Wording. It is proposed that the current fundamental investment policy on investments in commodities for each Fund be amended as follows:

Current Policy	Proposed Policy
No Fund may purchase or sell commodities or commodities contracts, except that each Fund, other than the Money Market Fund, may invest in futures contracts and related options and other similar contracts (including, in the case of the Income Fund, foreign currency forward, futures and options contracts) as described in the SAI and in the Prospectus.	A Fund may purchase or sell commodities or commodity contracts, subject to other investment policies and applicable law.

Proposal 3G: Amendment and Reclassification as Non-Fundamental Each Fund’s Fundamental Investment Policy on Illiquid and Restricted Investments

Current Policy. Each Fund currently is subject to a fundamental policy that it may not purchase securities which are illiquid or restricted (as those terms are described below and in the Prospectus), if, in the case of the Income Fund and the Money Market Fund, more than 10% of the net assets of the Fund would be invested in any combination of these securities, and, in the case of the Tax-Exempt Fund, more than 5% of the net assets of the Fund would be invested in any combination of these securities. For purposes of this restriction, illiquid investments are securities that cannot be disposed of by a Fund within seven days in the ordinary course of business at approximately the amount which the Fund has valued the securities; restricted securities are securities that are subject to contractual or legal restrictions on transfer, excluding for purposes of this restriction, restricted securities that are eligible for resale pursuant to Rule 144A under the Securities Act of 1933, as amended, that have been determined to be liquid by the Fund’s Board of Trustees based upon the trading markets for the securities.

Proposed Policy. It is proposed that each Fund’s policy with respect to illiquid and restricted investments be reclassified as a non-fundamental investment policy. This policy will also be restated to provide that the Funds may not acquire any security or other investment that is not readily marketable if, in the case of the Tax-Exempt Fund and the Income Fund, more than 15% of its net assets, taken at market value, would be invested in such securities and other investments and, in the case of the Money Market Fund, more than 10% of its assets, taken at market value, would be invested in such securities and other investments. As proposed, a security or investment would be considered to be not readily marketable if it cannot be disposed of by a Fund within seven days in the ordinary course of business at approximately the amount at which it was valued by the Fund. In the event that a Fund’s illiquid holdings exceeded 15% of its net assets (10% for the Money Market Fund), GEAM would not acquire any additional illiquid investments. In such event, however, GEAM would also not be required to dispose of portfolio holdings to bring the Fund’s exposure to illiquid investments below 15% of net assets (10% for the

Money Market Fund). Approval of Proposal 3G would allow the Board to take appropriate and timely action to amend a non-fundamental investment policy without the expense and delay associated with a unitholder meeting.

Risks. Amending and reclassifying the existing policy as proposed is not expected to increase the risk of an investment in a Fund nor affect its management at this time. If a Fund, however, were to increase its illiquid investments to the new maximum amount permitted by this policy, such additional illiquid investments may increase the risk of investing in the Fund because certain illiquid investments may be difficult or impossible to sell at the time and at a price that the seller (the Fund) would like, and this may result in a loss or may be costly to the Fund.

Wording. It is proposed that the current fundamental investment policy on illiquid and restricted investments for each Fund be amended and reclassified (as a non-fundamental policy) as follows:

Current Policy	Proposed Policy (Restated as a Non-Fundamental Policy)
No Fund may purchase securities which are illiquid or restricted (as those terms are described below and in the Prospectus), if, in the case of the Income Fund and the Money Market Fund, more than 10% of the net assets of the Fund would be invested in any combination of these securities, and, in the case of the Tax-Exempt Fund, no more than 5% of the net assets of the Fund would be invested in any combination of these securities. For purposes of this restriction, illiquid investments are securities that cannot be disposed of by a Fund within seven days in the ordinary course of business at approximately the amount which the Fund has valued the securities; restricted securities are securities that are subject to contractual or legal restrictions on transfer, excluding for purposes of this restriction, restricted securities that are eligible for resale pursuant to Rule 144A under the Securities Act of 1933, as amended, that have been determined to be liquid by the Fund’s Board of Trustees based upon the trading markets for the securities.	The Fund may not purchase illiquid investments if, in the case of the Tax-Exempt Fund and the Income Fund, more than 15% of its net assets, taken at market value, would be invested in such illiquid investments and, in the case of the Money Market Fund, more than 10% of its assets, taken at market value, would be invested in such securities and other investments. For purposes of this restriction, illiquid investments are securities that cannot be disposed of by the Fund within seven days in the ordinary course of business at approximately the amount at which the Fund has valued the investment.

Proposal 3H: Amendment and Reclassification as Fundamental Each Fund’s Non-Fundamental Investment Policy on Senior Securities

Current Policy. The 1940 Act requires a mutual fund to have an investment policy regarding the issuance of senior securities and generally prohibits mutual funds from issuing senior securities except in certain circumstances. Generally speaking, senior securities include bonds, notes or other debt securities, or similar obligations or instruments that are securities and evidence indebtedness on the part of a mutual fund to another party. Similarly, senior securities can include other types of investments or transactions that result in a mutual fund being in debt or having a liability to another party. The 1940 Act prohibition on the issuance of senior securities by mutual funds was designed generally to restrict mutual funds’ ability to become indebted to other parties. As a result, even borrowing of money by a mutual fund comes under that prohibition (although the prohibition also contains exceptions that permit mutual funds to borrow from banks). The prohibition exists to limit a mutual fund’s ability to borrow money (directly or through the issuance of debt securities) for investment purposes, which has the effect of leveraging the fund’s investments.

Notwithstanding the 1940 Act prohibition on issuing senior securities, the SEC permits mutual funds to make certain types of investments that involve indebtedness for funds pursuant to certain procedures designed to limit a fund’s overall indebtedness. Such investments include reverse repurchase agreements; purchasing securities on margin or relying on short-term credit for clearance of purchase or sale transactions; purchasing securities on a “when-issued” or delayed delivery basis; certain option contracts on securities and securities indices; futures contracts on securities and securities indices; forward contracts on securities, foreign currencies, or other items; various types of total return, credit default and interest rate swap agreements; instruments or transactions representing combinations of the foregoing; and other similar arrangements and instruments that are permitted by applicable SEC guidance and a Fund’s policies (hereinafter, “permitted leveraged investments”).

Each Fund is currently prohibited under a non-fundamental investment policy from issuing senior securities except as otherwise permitted by its fundamental policies or by applicable law.

Proposed Policy. Each Fund proposes to reclassify its current non-fundamental policy with respect to senior securities as a fundamental policy. This policy would also be restated to provide that no Fund may issue senior securities, except as otherwise permitted by its fundamental policy on borrowing or by applicable law.

The Funds would continue to be permitted to issue senior securities to the extent permitted by applicable law and to invest in all permitted leveraged investments (subject, of course, to the applicable SEC requirements). Because issuing senior securities involves borrowing, or otherwise incurring indebtedness, by the Funds, Proposal 3H would permit such activity to the extent that it is consistent with the Funds’ fundamental investment policy on borrowing as described in Proposal 3C above or by applicable law.

Risks. Amending and reclassifying the existing policy on senior securities as proposed is not expected to increase the risk of an investment in any Fund nor affect any Fund’s management at this time. To the extent a Fund in the future increases its investments in permitted leveraged investments, in accordance with the fundamental investment policy on senior securities as proposed, that Fund will be subject to the risks associated with such investments, including, but not limited to, counterparty credit risk, interest rate risk, and risks associated with leverage, as well as certain of the risks discussed in Proposal 3C with respect to borrowings (such as greater volatility, inopportune sales of securities and greater risk of loss). Additional risks from leverage or borrowing involve those from investment exposure exceeding the value of an investment and potentially greater volatility compared to an unleveraged investment, as well as increased expenses.

Wording. It is proposed that the current non-fundamental investment policy on issuing senior securities for each Fund be amended and reclassified as follows:

Current Policy	Proposed Policy (Restated as a Fundamental Policy)
No Fund may issue senior securities, except as otherwise permitted by its fundamental policies or by applicable law.	No Fund may issue senior securities, except as otherwise permitted by its fundamental policy on borrowing or by applicable law.

Proposal 3I: Elimination of Each Fund’s Fundamental Investment Policy on Short Selling

Current Policy. As discussed under Proposal 3H above, the 1940 Act requires a mutual fund to have an investment policy regarding the issuance of senior securities, which include securities that evidence indebtedness on the part of a mutual fund to another party as well as investments or transactions that result in a mutual fund being in debt to another party, such as short selling transactions. Short selling involves selling securities not owned and borrowing the same securities for delivery to the purchaser with an obligation to replace the borrowed securities at a later date.

Each Fund is currently subject to a fundamental investment policy that prohibits such Fund from making short sales, except that the Money Market Fund may make short sales against the box and in order to achieve better net results on portfolio transactions or lower brokerage commission rates. Better net results might be available in some circumstances if the short sale produces a gain compared to a regular sale.

Proposed Policy. A short sale transaction, if not conducted as permitted by applicable law, can create an impermissible senior security for purposes of the 1940 Act. For that reason, the current policy on senior securities in Proposal 3H is sufficient to restrict improper short sales. Therefore, this short sale policy is proposed to be removed.

Risks. The elimination of the fundamental investment policy on short selling by a Fund is not expected to increase materially the risk of an investment in that Fund or to affect its management at this time. However, to the extent a Fund makes short sales of securities, the Fund is subject to certain risks. For example, because the borrowed securities must be replaced by purchases at market prices in order to close out the short position, any appreciation in the market price of the borrowed securities can result in a loss, which, theoretically speaking, could be unlimited. If the prices of securities sold short increase, a Fund may be required to provide additional funds or collateral to maintain the short positions, which could, in turn, require the Fund to liquidate other investments to provide additional margin at unfavorable prices. Further, the lender of securities can request return of the borrowed securities, and a Fund may not be able to borrow those securities from other lenders. It may also be impossible for a Fund to borrow securities at the most desirable time to make a short sale.

Wording. It is proposed that the current fundamental investment policy on short selling for each Fund be eliminated as follows:

Current Policy	Proposed Policy
No Fund may make short sales, except that the Money Market Fund may make short sales against the box and in order to achieve better net results on portfolio transactions or lower brokerage commission rates.	N/A.

Proposal 3J: Elimination of Each Fund’s Fundamental Investment Policy on Investments in Other Investment Companies

Current Policy. Each Fund is subject to a fundamental investment policy whereby (a) the Money Market Fund may not invest in the securities of other investment companies except by purchase in the open market where no commission or profit to a sponsor or dealer results, other than the customary broker’s commission; (b) the Income Fund or the Money Market Fund may not invest in the securities of closed-end investment companies if the Fund would own more than 3% of the total outstanding voting stock of the company or more than 5% of the value of the Fund’s total assets would be invested in the securities of any one investment company or the aggregate investment by the Fund in all investment companies would have a value in excess of 10% of the Fund’s total assets; (c) the Income Fund may not purchase the securities of other investment companies, except for money market funds and investment in equity securities issued by foreign banks provided that all other investment companies having the same adviser as the Income Fund would not own more than 10% of the total outstanding voting securities of the foreign bank; and (d) the Tax-Exempt Fund may not invest in the securities of other investment companies. The limitations described above do not apply if the investment is part of a plan of merger, consolidation, reorganization or acquisition.

Proposed Policy. The 1940 Act does not require a mutual fund to have a fundamental investment policy regarding investments in closed-end or open-end investment companies. However, the 1940 Act does impose the following restrictions on investments in closed-end or open-end investment companies: a fund cannot acquire more than 3% of a registered investment company’s shares, invest more than 5% of its assets in a single registered investment company or invest more than 10% of its assets in registered investment companies. Therefore, although each Fund’s policy on investments in other investment companies is proposed to be removed, the Funds would still be subject to the applicable 1940 Act requirements with respect to such investments.

Risks. Eliminating each Fund’s policy on investments in other investment companies is not expected to increase the risk of an investment in a Fund nor affect its management at this time. The proposed elimination expands the types of other investment companies in which the Income Fund may invest and allows the Tax-Exempt Fund to invest in other investment companies. To the extent a Fund increases its investments in, or begins to invest, respectively, in other investment companies, unitholders of that Fund would bear not only their proportionate share of the Fund’s investments, but also management fees and other expenses paid by the other investment company.

Wording. It is proposed that each Fund’s current fundamental policy on investments in other investment companies be eliminated as follows:

Current Policy	Proposed Policy
(a) The Money Market Fund may not invest in the securities of other investment companies except by purchase in the open market where no commission or profit to a sponsor or dealer results, other than the customary broker’s commission. (b) the Income Fund or the Money Market Fund may not invest in the securities of closed-end investment companies if the Fund would own more than 3% of the total outstanding voting stock of the company or more than 5% of the value of the Fund’s total assets would be invested in the securities of any one investment company or the aggregate investment by the Fund in all investment companies would have a value in excess of 10% of the Fund’s total assets. (c) the Income Fund may not purchase the securities of other investment companies, except for money market funds and investment in equity securities issued by foreign banks provided that all other investment companies having the same adviser as the Income Fund would not own more than 10% of the total outstanding voting securities of the foreign bank. (d) the Tax-Exempt Fund may not invest in the securities of other investment companies. The limitations described above do not apply if the investment is part of a plan of merger, consolidation, reorganization or acquisition.	N/A.

Proposal 3K: Elimination of the Tax-Exempt Fund’s and Income Fund’s Fundamental Investment Policy on Mortgaging, Pledging or Hypothecating of Investments

Current Policy. Although the 1940 Act does not require that mutual funds have a policy on mortgaging, pledging or hypothecating assets, state law requirements to which mutual funds used to be subject but that are no longer applicable provided limitations on such activities. To meet such state law requirements, the Tax-Exempt Fund and Income Fund had adopted a fundamental investment policy that limited a Fund from mortgaging, pledging, hypothecating, or in any manner transferring, as security for indebtedness, any securities owned or held by the Fund except: (a) to secure borrowings, the Fund may pledge securities which together with all securities previously pledged do not exceed 5% of the Fund’s total assets and (b) the Fund may make premium and margin payments in connection with transactions involving financial futures contracts and options on financial futures contracts, securities indexes and securities.

Proposed Policy. Because the fundamental investment policy on mortgaging, pledging or hypothecating investments was based on state law requirements that are no longer applicable, it is proposed that this current fundamental investment policy for each Fund be removed.

Risks. The elimination of this policy would provide each Fund with the maximum flexibility permitted by law, consistent with its policies on borrowing, to enter into collateral arrangements in connection with its permitted borrowing. Other than providing collateral in connection with investments permitted under a Fund’s policy on borrowing, each Fund has no current intention of mortgaging, pledging or hypothecating its assets. However, the elimination of this fundamental investment policy and associated restrictions could subject investors to increased risks associated with permitted borrowing (discussed under Proposal 3C above), as well as certain other risks (e.g., a Fund could incur costs or encounter delays in recovering the assets pledged, or in the event of the insolvency of the pledgee, a Fund might not be able to recover some or all of the pledged assets).

Wording. It is proposed that the current fundamental investment policy on mortgaging, pledging, or hypothecating investments for each Fund be eliminated as follows:

Current Policy	Proposed Policy
For Tax-Exempt Fund and Income Fund
Neither the Income Fund nor the Tax-Exempt Fund may pledge, mortgage or hypothecate its assets except (a) to secure borrowings, the Income Fund and the Tax-Exempt Fund may pledge securities which together with all securities previously pledged do not exceed 5% of the Fund’s total assets and (b) the Income Fund and the Tax-Exempt Fund may make premium and margin payments in connection with transactions involving financial futures contracts and options on financial futures contracts, securities indexes and securities.	N/A.

Proposal 3L: Elimination of the Tax-Exempt Fund’s Fundamental Investment Policy on Oil, Gas and Mineral Exploration

Current Policy. The Tax-Exempt Fund is currently subject to a fundamental investment policy that it may not invest in oil, gas or mineral leases or production agreements, although the Tax-Exempt Fund may invest in municipal bonds secured by mineral interests.

Proposed Policy. It is proposed that the fundamental investment policy on oil, gas or mineral leases be eliminated because it is not necessary given the Fund’s other investment policies on commodities and illiquid investments. This fundamental policy was originally adopted by the Fund because of state law requirements that no longer apply to it.

Risks. The Fund does not have any current intention of investing directly in oil, gas or mineral leases or production agreements. Accordingly, the elimination of this policy is not expected to increase materially the risk of an investment in the Fund or to affect its management at this time. To the extent a Fund invests directly in oil, gas or mineral leases or production agreements, the Fund will be subject to the particular risks associated with those investments. The market for these investments is not liquid and is subject to illiquid investments risks. In addition, the value of these investments can be extremely volatile and may be affected either directly or indirectly by a wide range of factors. Prior to investing a material portion of its assets in these investments, the Fund’s prospectus would be amended to disclose these risks.

Wording. It is proposed that the current fundamental investment policy on oil, gas and mineral exploration be eliminated as follows:

Current Policy	Proposed Policy
The Tax-Exempt Fund may not invest in oil, gas, or other mineral leases or production agreements, although the Fund may invest in municipal bonds secured by mineral interests.	N/A.

Proposal 3M: Elimination of Each Fund’s Fundamental Investment Policy on Options (and Straddles and Spreads)

Current Policy. The Income Fund and the Tax-Exempt Fund are currently subject to a fundamental investment policy that neither Fund may purchase put options on securities if more than 10% of each Fund’s net assets would be invested in premiums on options or if the aggregate value of the obligations underlying the put options written by the Fund exceed 50% of the Fund’s net assets. Also, the Money Market Fund is subject to a similar fundamental investment policy that it may not purchase or sell put options, call options, straddles, spreads or combinations of put options, call options, straddles and spreads, if the value of the Money Market Fund’s aggregate investment in these types of securities would exceed 5% of its total assets.

Proposed Policy. It is proposed that the fundamental investment policy on options, straddles and spreads be eliminated so as to allow the Funds to invest in such instruments, subject to the Funds’ policies on the issuance of senior securities and borrowing. Generally this means that a Fund could enter into these option transactions to the extent the Fund has in place liquid assets or some other instrument that would cover the Fund’s obligations under the option so as to not create an impermissible senior security.

Risks. Eliminating the fundamental investment policy on options, straddles and spreads is not expected to increase the risk of an investment in any Fund nor affect any Fund’s management at this time. To the extent a Fund in the future increases its investments in these instruments in accordance with the fundamental investment policy on senior securities as proposed, that Fund will be subject to the risks associated with such investments, including, but not limited to, greater volatility, inopportune sales of securities, greater risk of loss and increased expenses.

Wording. It is proposed that the current fundamental investment policy on options (and straddles and spreads) for each Fund be eliminated as follows:

Current Policy	Proposed Policy
Neither the Income Fund nor the Tax-Exempt Fund may purchase put options on securities if more than 10% of the Fund’s net assets would be invested in premiums on options or if the aggregate value of the obligations underlying the put options written by the Fund exceed 50% of the Fund’s net assets.	N/A.

The Money Market Fund may not purchase or sell put options, call options, straddles, spreads or combinations of put options, call options, straddles and spreads, if the value of the Money Market Fund’s aggregate investment in these types of securities would exceed 5% of its total assets.

Proposal 3N: Reclassification as Non-Fundamental the Tax-Exempt Fund’s and Income Fund’s Fundamental Investment Policy on Transactions with Affiliates

Current Policy. Neither the Income Fund nor the Tax-Exempt Fund may purchase from or sell to any of its officers or Trustees, or the officers or directors of GEAM, its portfolio securities.

Proposed Policy. The 1940 Act does not require a mutual fund to have a fundamental investment policy regarding transactions with affiliates. It is therefore proposed that the the Tax-Exempt Fund’s and Income Fund’s policy with respect to transactions with affiliates be reclassified as a non-fundamental investment policy. The wording of this policy would not change. Approval of Proposal 3N would allow the Board to take appropriate and timely action to amend a non-fundamental investment policy without the expense and delay associated with a unitholder meeting.

Risks. Reclassifying the existing policy as proposed is not expected to increase the risk of an investment in either Fund nor affect its management at this time.

Wording. It is proposed that the current fundamental investment policy on transactions with affiliates for the Tax-Exempt Fund and the Income Fund be reclassified (as a non-fundamental policy) as follows:

Current Policy	Proposed Policy (Non-Fundamental)
For Tax-Exempt Fund and Income Fund
Neither the Tax-Exempt Fund nor the Income Fund may purchase from or sell to any of its officers or Trustees, or the officers or directors of GEAM, its portfolio securities.	Neither the Tax-Exempt Fund nor the Income Fund may purchase from or sell to any of its officers or Trustees, or the officers or directors of GEAM, its portfolio securities.

Proposal 3O: Reclassification as Non-Fundamental the Tax-Exempt Fund’s and Income Fund’s Fundamental Investment Policy on Affiliate Ownership

Current Policy. Neither the Tax-Exempt Fund nor the Income Fund may purchase or retain securities of any company if, to the knowledge of GEAM or the Fund’s Trustees, officers or Trustees of the Fund or officers and directors of GEAM individually own more than 1/2 of 1% of the outstanding securities of the company and together they beneficially own more than 5% of the securities.

Proposed Policy. The 1940 Act does not require a mutual fund to have a fundamental investment policy regarding affiliate ownership. It is therefore proposed that the Tax-Exempt Fund’s and Income Fund’s policy with respect to affiliate ownership be reclassified as a non-fundamental investment policy. The wording of this policy would not change. Approval of Proposal 3O would allow the Board to take appropriate and timely action to amend a non-fundamental investment policy without the expense and delay associated with a unitholder meeting.

Risks. Reclassifying the existing policy as proposed is not expected to increase the risk of an investment in either Fund nor affect its management at this time.

Wording. It is proposed that the current fundamental investment policy on affiliate ownership for the Tax-Exempt Fund and the Income Fund be reclassified (as a non-fundamental policy) as follows:

Current Policy	Proposed Policy (Non-Fundamental)
For Tax-Exempt Fund and Income Fund
Neither the Tax-Exempt Fund nor the Income Fund
may purchase or retain securities of any company if,
to the knowledge of GEAM or the Fund’s Trustees,
officers or Trustees of the Fund or officers and
directors of GEAM individually own more than 1/2 of
1% of the outstanding securities of the company and
together they beneficially own more than 5% of the
securities.	Neither the Tax-Exempt Fund nor the Income Fund
may purchase or retain securities of any company if,
to the knowledge of GEAM or the Fund’s Trustees,
officers or Trustees of the Fund or officers and
directors of GEAM individually own more than 1/2 of
1% of the outstanding securities of the company and
together they beneficially own more than 5% of the
securities.

Proposal 3P: Reclassification as Non-Fundamental the Tax-Exempt Fund’s Fundamental Investment Policy on Control/Management

Current Policy. The Tax-Exempt Fund may not invest in companies for the purpose of exercising control or management.

Proposed Policy. The 1940 Act does not require a mutual fund to have a fundamental investment policy regarding control/management. It is therefore proposed that the Tax-Exempt Fund’s policy with respect to control/management be reclassified as a non-fundamental investment policy. The wording of this policy would not change. Approval of Proposal 3P would allow the Board to take appropriate and timely action to amend a non-fundamental investment policy without the expense and delay associated with a unitholder meeting.

Risks. Reclassifying the existing policy as proposed is not expected to increase the risk of an investment in the Fund nor affect its management at this time.

Wording. It is proposed that the current fundamental investment policy on investing in companies for the purpose of exercising control or management for the Tax-Exempt Fund be reclassified (as a non-fundamental policy) as follows:

Current Policy	Proposed Policy (Non-Fundamental)
For Tax-Exempt Fund
The Tax-Exempt Fund may not invest in companies for the purpose of exercising control or management.	The Tax-Exempt Fund may not invest in companies for the purpose of exercising control or management.

Interests of Trustees or Officers in Proposal 3

None of the Trustees or officers has any interest in Proposal 3.

Required Vote

The approval of Proposals 3A through 3P for a Fund (as applicable) requires the affirmative vote of a “majority of the outstanding voting securities” of that Fund, which means the affirmative vote of the lesser of: (1) more than 50% of the Outstanding Units of that Fund, or (2) 67% or more of the units of that Fund present at the Meeting (in person or represented by proxy), if the holders of more than 50% of the Outstanding Units of that Fund are present at the Meeting.

THE BOARD OF EACH FUND RECOMMENDS THAT

UNITHOLDERS VOTE “FOR” THE

APPROVAL OF EACH OF PROPOSALS 3A THROUGH 3P, AS APPLICABLE.

GENERAL INFORMATION

Other Matters to Come Before the Meeting

Management of the Funds does not know of any matters to be presented at the Meeting other than those described in this Proxy Statement. If other business should properly come before the Meeting, the proxy holders will vote thereon in accordance with their best judgment.

Investment Adviser and Administrator

GEAM serves as the Funds’ investment adviser and administrator. GEAM is registered as an investment adviser under the Advisers Act and is located at 1600 Summer Street, Stamford, Connecticut 06905. GEAM, which was formed under the laws of Delaware in 1988, is a wholly owned subsidiary of General Electric Company (“GE”). GE provides the personnel and other resources necessary for GEAM to perform its obligations under the investment advisory agreements with the Funds. GE is a diversified technology and financial services company with products and services ranging from aircraft engines, power generation, water processing and security technology to medical imaging, business and consumer financing and advanced materials. GE serves customers in more than 100 countries and employs more than 300,000 people worldwide.

GEAM currently provides advisory services with respect to a number of other mutual funds and private institutional accounts. The professionals responsible for the investment operations of GEAM also provide investment advisory services with respect to GE’s pension and funds offered as part of GE’s 401(k) program (also known as the GE Retirement Savings Plan) (formerly known as the GE Savings & Security Program). These funds are the GE RSP U.S. Equity Fund (formerly, the GE S&S U.S. Equity Fund) and the GE RSP Income Fund (formerly, the GE S&S Income Fund). The investment professionals at GEAM and its predecessors have managed GE’s pension assets since 1928. As of March 31, 2014, GEAM had approximately $120 billion of assets under management, of which approximately $22 billion was invested in mutual funds.

Distributor

GE Investment Distributors, Inc. (“GEID” or the “Distributor”), located at 1600 Summer Street, Stamford, Connecticut 06905, serves as distributor of the Funds’ Units on a continuing best efforts basis. The Distributor, an indirect wholly-owned subsidiary of GE, also serves as distributor for the GE Institutional Funds and GE Investments Funds, Inc.

Unitholder Proposals

As a general matter, the Funds do not hold annual or regular meetings of unitholders. Ordinarily, there will be no unitholder meeting unless required by the 1940 Act. Unitholders wishing to submit proposals for inclusion in a proxy statement for a subsequent meeting of unitholders should send their written proposals to the Secretary of the Funds, 1600 Summer Street, Stamford, Connecticut 06905. They must be received by the Funds within a reasonable period of time prior to any such unitholder meeting.

PROMPT EXECUTION AND RETURN OF THE ENCLOSED PROXY CARD IS

REQUESTED. A PRE-ADDRESSED, POSTAGE-PAID ENVELOPE IS ENCLOSED FOR

YOUR CONVENIENCE.

/s/ Matthew J. Simpson
Matthew J. Simpson, Secretary
July 15, 2014

EXHIBIT A

UNITS OUTSTANDING AS OF THE RECORD DATE

As of the Record Date, there were issued and outstanding units of beneficial interest of each Fund as set forth below:

Fund	Number of Units Outstanding
Elfun Government Money Market Fund	153,452,600
Elfun Tax-Exempt Income Fund	137,380,572
Elfun Income Fund	27,802,684

A-1

EXHIBIT B

BENEFICIAL OWNERSHIP OF FUND UNITS IN EXCESS OF 5%

To the Funds’ knowledge, the following persons are the only persons known to be the beneficial owners of more than five percent of any class of any Fund as of the Record Date.

Fund	Name and Address	Amount of Beneficial Ownership	Percentage (%)
Elfun Government Money Market Fund	Lawrence A Bossidy Revocable Trust 452 W Mountain Rd Ridgefield, CT 06877	28,133,678	18.3%

Elfun Government Money Market Fund	Pershing LLC PO Box 2052 Jersey City, NJ 07303	9,065,900	5.9%

Elfun Income Fund	Pershing LLC PO Box 2052 Jersey City, NJ 07303	3,369,333	12.1%

B-1

EXHIBIT C

FORM OF SUB-ADVISORY AGREEMENT FOR THE FUND BETWEEN GEAM AND SSGA FM

ELFUN GOVERNMENT MONEY MARKET FUND

SUB-ADVISORY AGREEMENT

This agreement (“Agreement”) is made as of                     , 2014, by and among GE ASSET MANAGEMENT INCORPORATED (“GEAM”), a Delaware corporation, ELFUN GOVERNMENT MONEY MARKET FUND, a Connecticut common law trust (the “Trust” or the “Fund”), solely with respect to Section 12(b) of this Agreement, and SSGA FUNDS MANAGEMENT, INC., a Massachusetts corporation (“Sub-Adviser”).

RECITALS

WHEREAS, GEAM has entered into an Investment Advisory Agreement dated July 28, 1989 (“Advisory Agreement”) with the Trust, an open-end management investment company registered under the Investment Company Act of 1940, as amended (“1940 Act”);

WHEREAS, pursuant to Section 2 of the Advisory Agreement, GEAM is authorized to delegate its investment advisory responsibilities to other investment advisers, subject to the requirements of the 1940 Act;

WHEREAS, GEAM wishes to retain the Sub-Adviser to furnish certain investment advisory services to GEAM and the Fund, and the Sub-Adviser is willing to furnish those services; and

WHEREAS, GEAM intends that this Agreement will become effective when approved in accordance with Section 15 of the 1940 Act.

NOW, THEREFORE, in consideration of the promises and mutual covenants herein contained, the parties hereto agree as follows:

1.	Appointment.

GEAM hereby appoints the Sub-Adviser as an investment sub-adviser to the Fund for the period and on the terms set forth in this Agreement. The Sub-Adviser accepts that appointment and agrees to render the services herein set forth, for the compensation herein provided. The Sub-Adviser shall for all purposes herein be deemed to be an independent contractor and shall, except as expressly provided or authorized, have no authority to act for or represent the Trust or GEAM in any way or otherwise be deemed an agent of the Trust or GEAM.

2.	Duties as Sub-Adviser.

(a) Subject to the oversight and supervision of GEAM and the Board of Trustees of the Trust (the “Board”), the Sub-Adviser will provide a continuous investment program for the Fund’s assets, including investment research and management. The Sub-Adviser will determine from time to time what investments will be purchased, retained or sold by the Fund. The Sub-Adviser will be responsible for placing purchase and sell orders for Fund investments. The Sub-Adviser will consult with GEAM from time to time regarding matters pertaining to the Fund, including market strategy and portfolio characteristics. The Sub-Adviser will provide services under this Agreement in accordance with the Fund’s investment objective, policies and restrictions as stated in the Registration Statement (as defined below), the Constituent Documents (as defined below), the Investment Guidelines (as defined below), and applicable law. In this connection and in connection with the further duties set forth in this Section 2 as provided below, the Sub-Adviser shall provide GEAM and the Board with such periodic reports and documentation as GEAM or the Board shall reasonably request regarding the

Sub-Adviser’s management of the Fund’s assets, compliance with applicable laws and rules and the Registration Statement and all requirements hereunder. The Sub-Adviser acknowledges that copies of the Trust’s current registration statement on Form N-1A and any amendments or supplements thereto (“Registration Statement”), the Trust’s Agreement and Declaration of Trust and By-Laws, if any, (“Constituent Documents”), and the Investment Guidelines, each as currently in effect, have been delivered to the Sub-Adviser.

(b) The Sub-Adviser shall carry out its responsibilities under this Agreement in compliance with: (i) the Fund’s investment objective, policies and restrictions as set forth in the Registration Statement, (ii) the Constituent Documents, (iii) all investment guidelines, policies, procedures or directives of the Trust or GEAM as provided to the Sub-Adviser in writing (“Investment Guidelines”), (iv) the 1940 Act and the rules promulgated thereunder, (v) the Investment Advisers Act of 1940, as amended (“Advisers Act”), and the rules promulgated thereunder, and (vi) other applicable federal and state laws and related regulations. To the extent that the Investment Guidelines are inconsistent with the investment restrictions set forth in the Registration Statement, the Sub-Adviser shall comply with the policies, procedures and directives as set forth in the Investment Guidelines, subject at all times to the 1940 Act and the Advisers Act. GEAM shall promptly notify the Sub-Adviser in writing of changes to (i), (ii) or (iii) above and shall consult with Sub-Adviser before making any changes relating solely to the Fund’s investment objective, policies and restrictions as set forth in the Registration Statement, as well as to the investment guidelines, policies, procedures and directives set forth in the Investment Guidelines. In particular, in carrying out its duties as Sub-Adviser, the Sub-Adviser shall ensure that the Fund: (A) satisfies the asset diversification and gross income qualification requirements as set forth under sub-chapter M of the Internal Revenue Code of 1986, as amended, and (B) complies with Rule 2a-7 under the 1940 Act (provided, however, that the Adviser agrees that the Sub-Adviser shall not be responsible for non-compliance with those sections of Rule 2a-7 that do not relate to the Sub-Adviser’s responsibilities under this Agreement).

(c) The Sub-Adviser shall take all actions which it considers necessary to implement the investment objectives and policies of the Fund, and in particular, to place all orders for the purchase or sale of securities or other investments for the Fund with brokers or dealers selected by Sub-Adviser. For that limited purpose, the Sub-Adviser is authorized as the agent of the Trust to give instructions to the Trust’s custodian(s) as to deliveries of securities or other investments and payments of cash for the account of the Fund. In connection with the selection of brokers or dealers and the placing of purchase and sale orders with respect to investments of the Fund, the Sub-Adviser is directed at all times to seek to obtain best execution within the policy guidelines determined by the Board.

In addition to seeking the best execution, to the extent covered by Section 28(e) of the Securities Exchange Act of 1934, as amended (the “1934 Act”), and applicable guidance of the Securities and Exchange Commission (the “SEC”), the Sub-Adviser is also authorized to take into consideration other relevant factors which may include, without limitation: (i) the execution capabilities of such brokers and dealers, (ii) research, brokerage and other services provided by brokers and dealers which the Sub-Adviser believes will enhance its general portfolio management capabilities, (iii) the size of the transaction, (iv) the difficulty of execution, (v) the operational facilities of such brokers and dealers, (vi) the risk to such a broker or dealer of positioning a block of securities, and (vii) the overall quality of brokerage and research services provided by such brokers and dealers. The Sub-Adviser is also authorized to effect individual securities transactions at commission rates in excess of the minimum commission rates available, if it determines in good faith that such amount of commission is reasonable in relation to the value of the brokerage and research services provided by such broker or dealer, viewed in terms of either that particular transaction or the Sub-Adviser’s overall responsibilities with respect to the Fund. The policies with respect to brokerage allocation, determined from time to time by the Board, are those disclosed in the Registration Statement. The Sub-Adviser will periodically evaluate the statistical data, research and other investment services provided to it by brokers and dealers. Such services may be used by the Sub-Adviser in connection with the performance of its obligations under this Agreement or in connection with other advisory or investment operations including using such information in managing other funds or accounts advised by the Sub-Adviser. Whenever the Sub-Adviser simultaneously places orders to purchase or sell the same security on behalf of the Fund and one or more other accounts advised by the Sub-Adviser, the Sub-Adviser may allocate orders as to price and amount among all such accounts in a manner believed to be equitable by the Sub-Adviser to each account and otherwise in accordance with the Sub-Adviser’s procedures approved by the Board.

(d) Only with prior written consent from GEAM and subject to: (i) the requirement that the Sub-Adviser seek to obtain best execution within the policy guidelines determined by the Board and set forth in the Registration Statement, (ii) the provisions of the 1940 Act and the Advisers Act, (iii) the provisions of the 1934 Act, and (iv) other applicable provisions of law, the Sub-Adviser or an affiliated person of the Sub-Adviser or of GEAM may act as broker for the Fund in connection with the purchase or sale of securities or other investments for the Fund. Such brokerage services are not within the scope of the duties of the Sub-Adviser under this Agreement. Subject to the requirements of applicable law and any procedures adopted by the Board, the Sub-Adviser or its affiliated persons may receive brokerage commissions, fees or other remuneration from the Fund for such services in addition to the Sub-Adviser’s fees for services under this Agreement.

(e) The Sub-Adviser shall maintain, in the form and for the periods required by Rule 31a-2 under the 1940 Act, all records relating to the Fund’s investments that are required to be maintained by the Trust pursuant to the requirements of Rule 31a-1 under the 1940 Act. The Sub-Adviser agrees that all books and records which it maintains for the Trust are the property of the Trust and further agrees to surrender the same to GEAM or the Trust upon GEAM’s or the Trust’s request (provided, however, that Sub-Adviser may retain copies of such records). The Sub-Adviser agrees to furnish the Board and GEAM with such periodic and special reports regarding the Fund’s investments and records relating to the same as the Board or GEAM reasonably may request. Further, the Sub-Adviser shall permit the books and records maintained with respect to the Trust to be inspected and audited by the Trust, GEAM or their respective agents at all reasonable times during normal business hours upon reasonable notice.

(f) At such times as shall reasonably be requested by the Board or GEAM, the Sub-Adviser will provide to the Board and GEAM economic and investment analyses and reports, information required in the Registration Statement and information necessary for GEAM and the Board to review the Fund or discuss the management of it. The Sub-Adviser will provide quarterly reports setting forth the Fund’s performance. At such times as shall be reasonably requested by GEAM, the Sub-Adviser shall certify in writing that the performance provided by the Sub-Adviser in the quarterly reports is true, correct and complete to the best of its knowledge. The Sub-Adviser shall make available to the Board and GEAM any economic, statistical and investment services normally available to institutional or other customers of the Sub-Adviser invested in a similar strategy. The Sub-Adviser will make available its officers and employees to meet with the Board on reasonable notice to review the Fund’s investments.

(g) The Board has delegated responsibility for valuing the Fund’s portfolio securities to a valuation committee of GEAM, and the Sub-Adviser shall not be responsible for valuing the Fund’s portfolio securities. In accordance with the Sub-Adviser’s procedures, as amended from time to time, the Sub-Adviser is, however, responsible for assisting the Board in determining the fair valuation of any illiquid portfolio securities and will assist the Trust’s accounting services agent or GEAM to obtain independent sources of market value for all other portfolio securities.

Further, the Sub-Adviser shall be responsible to ensure that the Fund and/or GEAM is promptly notified of any and all instances in which the Sub-Adviser knows or should have reason to know that the available price or value of a portfolio security (defined as a portfolio security held directly in the Sub-Adviser’s funds or accounts) does not represent the fair value of the instrument, or that there is no price or value available from any source with respect to a particular instrument and that such instrument should accordingly be subject to a fair valuation determination in accordance with the Sub-Adviser’s procedures, as amended from time to time.

(h) At such times as shall be reasonably requested by GEAM, the Sub-Adviser shall review and certify in writing that the information stated in the Trust’s Registration Statement relating to the Sub-Adviser and its management of the Fund, including investment objectives, strategies and related risks, is true, correct and complete to the best of its knowledge.

(i) The Sub-Adviser will promptly notify GEAM of any change of control of the Sub-Adviser, including any change of its 25% shareholders or members, as applicable, and any changes in the key personnel of the Sub-Adviser, including without limitation, any change in the portfolio management personnel responsible for the Fund, in each case prior to or promptly after such change. Notwithstanding the foregoing, the Sub-Adviser will promptly notify GEAM of any existing agreement, or upon entering into any agreement, that may result in a change of control of the Sub-Adviser, including without limitation the retention of an agent to assist in the sale of all, or a significant portion, of the business of the Sub-Adviser, provided that such notification would not violate applicable law.

(j) Unless GEAM gives the Sub-Adviser written instructions to the contrary, the Sub-Adviser shall, in a prudent and diligent manner, vote proxies in the best interests of the Fund as may be necessary or advisable in connection with any matters submitted to a vote of the shareholders of an issuer held by the Fund and shall provide GEAM with its proxy voting procedures and guidelines and any amendments thereto.

(k) The Sub-Adviser shall review the results of stress testing performed by State Street Bank and Trust Company with respect to the Fund’s portfolio (the “Stress Testing Reports”) and shall provide the Stress Testing Reports to GEAM. The Sub-Adviser will promptly notify GEAM if the Sub-Adviser identifies any issues it considers concerning in the Stress Testing Reports. In addition, on a quarterly basis the Sub-Adviser will prepare a brief written summary for GEAM and the Board of that quarter’s Stress Testing Reports.

3.	Expenses.

During the term of this Agreement, the Sub-Adviser will bear all expenses incurred by it in connection with its investment sub-advisory services under this Agreement, other than the costs of securities and other investments (including brokerage commissions and other transaction charges, if any) purchased or otherwise acquired, or sold or otherwise disposed of, for the Fund.

4.	Supplemental Arrangements

The Sub-Adviser may enter into arrangements with other persons affiliated with the Sub-Adviser to better enable it to fulfill its obligations under this Agreement, including for the provision of certain personnel and facilities to the Sub-Adviser, other than the brokerage services provided in Section 2(d) herein.

5.	Prohibited Conduct

In providing the services described in this Agreement, the Sub-Adviser will not consult with any other investment advisory firm that provides investment advisory services to any investment company sponsored by GEAM, including the Fund, regarding transactions in portfolio securities or other portfolio investments of the Fund. GEAM shall provide Sub-Adviser the list of such investment advisory firm(s) prior to the effectiveness of this Agreement.

6.	Compensation.

For the services rendered, the facilities furnished and the expenses assumed by the Sub-Adviser, the Fund shall pay the Sub-Adviser no later than the ninetieth (90th) business day following the end of each calendar quarter, a fee based on the net assets of the Fund as provided in Schedule A to the Agreement.

7.	Compliance Matters

(a) The Sub-Adviser understands and agrees that it is a “service provider” to the Trust as contemplated by Rule 38a-1 under the 1940 Act. As such, the Sub-Adviser agrees to cooperate fully with GEAM and the Trust and its trustees and officers, including the Trust’s Chief Compliance Officer (“CCO”), with respect to all compliance-related matters, including the Trust’s efforts to assure that each of its service providers adopts and maintains written policies and procedures that are reasonably designed to prevent violation of the “federal securities laws” (as that term is defined by Rule 38a-1) by the Trust, GEAM and Sub-Adviser. In this regard, the Sub-Adviser shall:

(i)	submit to the Board for its consideration and approval, the Sub-Adviser’s applicable compliance policies and procedures;

(ii)	submit to the Board for its consideration and approval, annually (and at such other times as the Trust may reasonably request), a written report (“Report”) fully describing the results of the Sub-Adviser’s review of the adequacy of its compliance policies and procedures, including its assessment of the effectiveness of such policies and procedures and a description of any material amendments to such policies and procedures since the more recent of: (A) the Board’s approval of such policies and procedures or (B) the most recent Report;

(iii)	provide reports discussing the Sub-Adviser’s compliance program as reasonably requested by GEAM and special reports in the event of material compliance matters;

(iv)	permit GEAM and the Trust and its trustees and officers to become familiar with the Sub-Adviser’s operations and understand those aspects of the Sub-Adviser’s operations that may expose GEAM and the Trust to compliance risks or lead to a violation by the Trust, GEAM or the Sub-Adviser of the federal securities laws;

(v)	provide GEAM, the Trust and its trustees and CCO with such certifications regarding compliance as may be reasonably requested; and

(vi)	make the Sub-Adviser’s personnel and compliance policies and procedures reasonably available to such personnel as GEAM and the Trust and its trustees and officers may designate to evaluate the effectiveness of the Sub-Adviser’s compliance controls, policies and procedures.

(b) The Sub-Adviser agrees to maintain and implement a compliance program that complies with the requirements of Rule 206(4)-7 under the Advisers Act.

8.	Annual Contract Renewals.

The Fund has received an exemptive order issued by the SEC that permits the Board to be comprised solely of members who are “interested persons” (as defined in the 1940 Act) (the “Order”). As permitted by the Order, this Agreement may only continue in effect for a period of more than two years from the date of its execution, if such continuance is specifically approved at least annually by (a) the Board of the Fund or (b) a vote of a majority of the Fund’s outstanding voting securities, as defined in the 1940 Act. As such, the Sub-Adviser agrees to cooperate fully with GEAM and the Trust to provide the Board with any and all relevant information that will enable the Board to make an informed determination as to whether to renew the Agreement for the ensuing year. In that regard, the Sub-Adviser agrees to provide the Board on an annual basis with such relevant information that includes, but is not limited to, the following, if requested by the Board:

(a) information confirming the financial condition of the Sub-Adviser and the Sub-Adviser’s profitability derived from its relationship with the Fund;

(b)	a description of the personnel and services provided by the Sub-Adviser;

(c)	information on compliance matters;

(d)	comparative information on investment performance and advisory fees;

(e)	information regarding brokerage and portfolio transactions; and

(f)	information on current legal matters.

9.	Representations and Warranties of Sub-Adviser.

The Sub-Adviser represents, warrants and agrees as follows:

(a) The Sub-Adviser (i) is registered as an investment adviser under the Advisers Act and will continue to be so registered for so long as this Agreement remains in effect; (ii) is not prohibited by the 1940 Act or the Advisers Act from performing the services contemplated by this Agreement; (iii) has met, and will seek to continue to meet for so long as this Agreement remains in effect, any other applicable federal or state requirements, or the applicable requirements of any regulatory or industry self-regulatory agency, necessary to be met in order to perform the services contemplated by this Agreement; (iv) has the authority to enter into and perform the services contemplated by this Agreement and the execution, delivery and performance by the Sub-Adviser of this Agreement does not contravene or constitute a default under any agreement binding upon the Sub-Adviser; (v) will promptly notify GEAM of the occurrence of any event that would disqualify it from serving as an investment adviser of an investment company pursuant to Section 9(a) of the 1940 Act or otherwise; and (vi) is duly organized and validly existing under the laws of the state in which it was organized with the power to own and possess its assets and carry on its business as it is now being conducted.

(b) The Sub-Adviser has adopted a written code of ethics pursuant to Rule 204A-1 under the Advisers Act that also complies with Rule 17j-1 under the 1940 Act (the “Code”), and will provide GEAM and the Board with a copy of that Code, together with evidence of its adoption. Within fifteen (15) days of the end of the last calendar quarter of each year that this Agreement is in effect, the president, any vice president or chief compliance officer of the Sub-Adviser shall certify to GEAM that the Sub-Adviser (i) has complied with the requirements of Rule 204A-1 under the Advisers Act and Rule 17j-1 under the 1940 Act during the previous year and that there has been no violation of the Sub-Adviser’s Code or, if such a violation has occurred, the details of such violation and of the appropriate action that was taken in response to such violation and (ii) has adopted procedures reasonably necessary to prevent Access Persons (as defined in Rule 17j-1) from violating the Code. On an annual basis, the Sub-Adviser shall provide a written report to the Board and GEAM pursuant to Rule 17j-1(c)(2) under the 1940 Act, and upon a reasonable written request from GEAM, furnish to GEAM all other records relevant to the Sub-Adviser’s Code as it relates to this Agreement.

(c) The Sub-Adviser certifies that the information stated in the most current Post Effective Amendment to the Trust’s Registration Statement relating to the Sub-Adviser and its management of the Fund is true, correct and complete to the best of its knowledge.

10.	Representations and Warranties of GEAM.

GEAM represents, warrants and agrees that GEAM (i) is registered as an investment adviser under the Advisers Act and will continue to be so registered for so long as this Agreement remains in effect; (ii) is not prohibited by the 1940 Act or the Advisers Act from performing the services contemplated by this Agreement; (iii) has met, and will seek to continue to meet for so long as this Agreement remains in effect, any other applicable federal or state requirements, or the applicable requirements of any regulatory or industry self-regulatory agency, necessary to be met in order to perform the services contemplated by this Agreement; (iv) has the authority to enter into and perform the services contemplated by this Agreement and the execution, delivery and performance by GEAM of this Agreement does not contravene or constitute a default under any agreement binding upon GEAM; (v) will promptly notify the Sub-Adviser of the occurrence of any event that would disqualify GEAM from serving as an investment adviser of an investment company pursuant to Section 9(a) of the 1940 Act or otherwise; and (vi) is duly organized and validly existing under the Laws of the State of Delaware with the power to own and possess its assets and carry on its business as it is now being conducted.

11.	Duty to Update Information.

The parties hereto shall promptly notify each other in writing regarding any change to the foregoing representations and warranties.

12.	Indemnification.

(a) GEAM agrees to indemnify and hold the Sub-Adviser, its officers and directors, and any person who controls the Sub-Adviser within the meaning of Section 15 of the Securities Act of 1933, as amended (“1933 Act”) harmless from any and all direct or indirect liabilities, losses or damages (including reasonable attorneys’ fees) arising out of any claim, demand, action, suit or proceeding arising out of:

(i) GEAM’s breach of its duties under this Agreement; or

(ii) any bad faith, willful misfeasance, reckless disregard or gross negligence on the part of GEAM or any of its trustees, officers or employees in the performance of GEAM’s duties and obligations under this Agreement, except to the extent such loss results from the Sub-Adviser’s own willful misfeasance, bad faith, reckless disregard or gross negligence in the performance of Sub-Adviser’s duties and obligations under this Agreement.

(b) The Trust agrees to indemnify and hold the Sub-Adviser, its officers and directors, and any person who controls the Sub-Adviser within the meaning of Section 15 of the 1933 Act harmless from any and all direct or indirect liabilities, losses or damages (including reasonable attorneys’ fees) arising out of any claim, demand, action, suit or proceeding arising out of any misrepresentation of a material fact or the omission of a fact necessary to make information not misleading in the Registration Statement, any proxy statement, or any annual or semi-annual report to investors in the Fund (other than a misstatement or omission relating to disclosure about the Sub-Adviser approved by the Sub-Adviser or provided to GEAM or the Trust by the Sub-Adviser or relating to an incorrect valuation of a Fund portfolio security that resulted from any breach by the Sub-Adviser of the second paragraph of Section 2(g) of this Agreement).

(c) The Sub-Adviser agrees to indemnify and hold GEAM, its officers and trustees, and any person who controls GEAM within the meaning of Section 15 of the 1933 Act, and the Trust harmless from any and all direct or indirect liabilities, losses or damages (including reasonable attorneys’ fees) arising out of any claim, demand, action, suit or proceeding arising out of:

(i) any misrepresentation of a material fact or the omission of a fact necessary to make information not misleading in the Registration Statement, any proxy statement, or any annual or semi-annual report to investors in the Fund relating to disclosure about the Sub-Adviser approved by the Sub-Adviser or provided to GEAM or the Trust by the Sub-Adviser or relating to an incorrect valuation of a Fund portfolio security that resulted from any breach by the Sub-Adviser of the second paragraph of Section 2(g) of this Agreement;

(ii) Sub-Adviser’s breach of its duties under this Agreement; or

(iii) any bad faith, willful misfeasance, reckless disregard or gross negligence on the part of the Sub-Adviser or any of its directors, officers or employees in the performance of the Sub-Adviser’s duties and obligations under this Agreement, except to the extent such loss results from the Trust’s or GEAM’s own willful misfeasance, bad faith, reckless disregard or gross negligence in the performance of their respective duties and obligations under the Advisory Agreement or this Agreement.

(d) Unless otherwise obligated under applicable law, no party to this Agreement shall be liable for punitive, special or consequential damages arising out of this Agreement.

13.	Survival.

(a) All representations and warranties made by the Sub-Adviser and GEAM pursuant to Sections 9 and 10, respectively, shall survive for the duration of this Agreement and the parties hereto shall promptly notify each other in writing upon becoming aware that any of the foregoing representations and warranties are no longer true.

(b) The rights and obligations set forth in Section 12 shall survive the termination of this Agreement.

14.	Duration and Termination.

(a) This Agreement shall become effective upon the date first above written and will continue in effect for two years from its effective date, unless sooner terminated as provided herein, and will continue thereafter so long as the continuance is specifically approved at least annually (a) by the Board or (b) by a vote of a majority of the Fund’s outstanding voting securities, as defined in the 1940 Act, provided that in either event the continuance is also approved by a majority of the Board who are not parties to this Agreement or “interested persons” (as defined in the 1940 Act) of any party to this Agreement, by vote cast in person at a meeting called for the purpose of voting on the approval.

(b) This Agreement may be terminated at any time without the payment of any penalty, by the Board, or by vote of a majority of the Fund’s outstanding voting securities, on 60 days’ written notice to the Sub-Adviser. This Agreement may also be terminated, without the payment of any penalty, by GEAM: (i) upon 60 days’ written notice to the Sub-Adviser; (ii) upon material breach by the Sub-Adviser of any of the representations and warranties set forth in Section 9 of this Agreement; or (iii) if the Sub-Adviser becomes unable to discharge its duties and obligations under this Agreement, including circumstances such as financial insolvency of the Sub-Adviser or other circumstances that could adversely affect the Fund. The Sub-Adviser may terminate this Agreement at any time, without the payment of a penalty, on 60 days’ written notice to GEAM. This Agreement will terminate automatically in the event of its assignment, including without limitation, a change of control of the Sub-Adviser, or upon termination of the Advisory Agreement.

15.	Change of Control of the Sub-Adviser.

The Sub-Adviser will be liable to the Trust and GEAM for all reasonable direct and indirect costs resulting from a change of control of the Sub-Adviser, including without limitation all costs associated with proxy solicitations, Board meetings, revisions to prospectuses, statements of additional information and marketing materials, and the hiring of another sub-adviser to the Fund. The understandings and obligations set forth in this Section 15 shall survive the termination of this Agreement and shall be binding upon the Sub-Adviser’s successor(s) and/or assign(s).

16.	Confidentiality.

During the term of this Agreement, and at all times thereafter, a party to this Agreement (“Recipient”) shall not itself, or assist anyone else to, directly or indirectly, disclose to any person or entity Confidential Information of another party to this Agreement (“Discloser”), now known or subsequently learned by Recipient, except: (i) with the prior consent of Discloser; (ii) to such persons as Recipient believes are necessary to carry out the purposes the Agreement; or (iii) as may be required by applicable law or rule or as requested by regulatory authorities having jurisdiction over a party to this Agreement. “Confidential Information” shall mean any information, whether written or oral, and materials furnished to or obtained by Recipient, which directly relates to Discloser and/or its affiliates, clients, customers, vendors, or other third party’s research, development, trade secrets, techniques, processes, procedures, plans, policies, business affairs, marketing activities, discoveries, hardware, software, screens, specifications, designs, drawings, data and other information and materials, regardless of its form, other than information that: (i) is in the public domain; (ii) is previously known by Recipient; (iii) is independently developed by Recipient in the ordinary course of business outside of this Agreement; (iv) is generally employed by the trade at the time that Recipient learns of such information; or (v) has been rightfully and lawfully obtained by Recipient from a third party. Nothing in this Agreement shall be construed to prevent the Sub-Adviser from giving other entities investment advice about, or trading on their behalf in, the securities of the Fund, the Adviser or any affiliate of the Adviser.

17.	Amendment of this Agreement.

No provision of this Agreement may be changed, waived, discharged or terminated orally, but only by an instrument in writing signed by the party against which enforcement of the change, waiver, discharge or termination is sought, and no material amendment to the terms of this Agreement shall be effective until approved by a vote of a majority of the Fund’s outstanding voting securities (unless the Trust receives an SEC exemptive order or opinion of counsel, or the issue is the subject of a position of the SEC or its staff, permitting it to modify the Agreement without such vote).

18.	Governing Law.

This Agreement shall be construed in accordance with the 1940 Act and the laws of the State of New York, without giving effect to the conflicts of laws principles thereof. To the extent that the applicable laws of the State of New York conflict with the applicable provisions of the 1940 Act, the latter shall control.

19.	Miscellaneous.

The captions in this Agreement are included for convenience of reference only and in no way define or delimit any of the provisions hereof or otherwise affect their construction or effect. If any provision of this Agreement shall be held or made invalid by a court decision, statute, rule or otherwise, the remainder of this Agreement shall not be affected thereby. This Agreement shall be binding upon and shall inure to the benefit of the parties hereto. As used in this Agreement, the terms “majority of the outstanding voting securities,” “affiliated person,” “interested person,” “assignment,” “broker,” “investment adviser,” “net assets,” “sale,” “sell” and “security” shall have the same meaning as such terms have in the 1940 Act, subject to such exemption as may be granted by the SEC by any rule, regulation or order. Where the effect of a requirement of the federal securities laws reflected in any provision of this Agreement is made less restrictive by rule, regulation or order of the SEC, whether of special or general application, such provision shall be deemed to incorporate the effect of such rule, regulation or order. This Agreement embodies the entire agreement and understanding among the parties hereto, and supersedes all prior agreements and understandings relating to this Agreement’s subject matter. This Agreement may be signed in counterpart.

20.	Class Actions.

The Sub-Adviser shall have no responsibility for filing proofs of claim on behalf of the Fund related to class actions involving assets of the Fund.

21.	Use of Sub-Adviser’s Name.

The parties agree that the name of the Sub-Adviser, the names of any affiliates of the Sub-Adviser, and any derivative, logo, trademark, service mark and/or trade name are the valuable property of the Sub-Adviser and its affiliates. Upon reasonable request by the Sub-Adviser, GEAM will provide Sub-Adviser with any offering, marketing or other promotional materials referring to the Sub-Adviser and/or its affiliates. Upon termination of this Agreement, the Adviser and the Trust shall forthwith cease to use such name(s), derivatives, logos, trademarks, service marks and/or trade names.

22.	Non-Exclusivity.

Nothing herein contained shall limit the freedom of the Sub-Adviser or any affiliated person of the Sub-Adviser to render investment advisory, supervisory and other services to other investment companies, to act as investment adviser or investment counselor to other persons, firms or corporations, or to engage in other business activities. It is understood that the Sub-Adviser may give advice and take action for its other clients whose investment objectives, strategies, guidelines, policies, procedures, directives and restrictions are not identical to those of the Fund that may differ from advice given, or the timing or nature of action taken, for the Fund. The Sub-Adviser is not obligated to initiate transactions for the Fund in any security that the Sub-Adviser, its principals, affiliates or employees may purchase or sell for its or their own accounts or other clients.

23.	ADV Receipt.

Concurrent with the execution of this Agreement, the Sub-Adviser is delivering to the Adviser and to the Trust a copy of its Form ADV, as revised, on file with the SEC. The Adviser and the Trust hereby acknowledge receipt of such copy.

24.	Anti-Money Laundering.

The Adviser represents and warrants that it has adopted an anti-money laundering (“AML”) program (“AML Program”) that complies with the Bank Secrecy Act, as amended by the USA PATRIOT Act, and any future amendments (the “PATRIOT Act”, and together with the Bank Secrecy Act, the “Act”), the rules and regulations under the Act, and the rules, regulations and regulatory guidance of the SEC or any other applicable self-regulatory organization. The Adviser further represents that its AML Program, at a minimum: (i) designates a compliance officer to administer and oversee the AML Program; (ii) provides ongoing employee training; (iii) includes an independent audit function to test the effectiveness of the AML Program; (iv) establishes internal policies, procedures, and controls that are tailored to the Adviser’s particular business; (v) will include a customer identification program consistent with the rules under Section 326 of the Act; (vi) provides for the filing of all necessary AML reports including, but not limited to, currency transaction reports and suspicious activity reports; (vii) provides for screening all new and existing customers against the Office of Foreign Asset Control list and any other government list that is or becomes required under the Act; and (viii) allows for appropriate regulators and the officers and employees of the Sub-Adviser (including, but not limited to, the Chief Compliance Officer) to examine the Adviser’s AML books and records or request information about the AML Program. The Adviser, and not the Sub-Adviser, shall have sole responsibility to perform AML testing/screening of all new and existing customers consistent with the Adviser’s AML Program.

25.	Notice.

All notices hereunder shall be provided in writing, by facsimile or by email. Any notice to be given pursuant to this Agreement shall be deemed sufficient if delivered or mailed by registered, certified or overnight mail, postage prepaid addressed by the party giving notice to the other parties at the last address furnished by the other parties; upon receipt if sent by facsimile; or upon read receipt or reply if delivered by email:

(a)	If to the Adviser:

GE Asset Management Incorporated

1600 Summer Street

Stamford, CT 06905

Attention: General Counsel

(b)	If to the Trust:

Elfun Government Money Market Fund

1600 Summer Street

Stamford, CT 06905

Attention: President

(c)	If to the Sub-Adviser:

SSgA Funds Management, Inc.

One Lincoln Street

Boston, MA 02111

Attention: Ellen Needham

IN WITNESS WHEREOF, the parties hereto have caused this instrument to be executed by their duly authorized signatories as of the date and year first above written.

GE ASSET MANAGEMENT INCORPORATED

BY:
Name: Jeanne M. LaPorta
Title: Senior Vice President and Commercial Operations Leader

ELFUN GOVERNMENT MONEY MARKET FUND, SOLELY WITH RESPECT TO SECTION 12(b) OF THIS AGREEMENT

BY:
Name: Jeanne M. LaPorta
Title: Trustee

SSGA FUNDS MANAGEMENT, INC.

BY:
Name: Ellen M. Needham
Title: President

SCHEDULE A

Fees Paid to the Sub-Adviser

The Sub-Adviser’s fee shall be accrued daily at 1/365th of the applicable annual rate set forth below:

0.015%

The foregoing annual rate to be paid by the Fund to the Sub-Adviser shall be based on the net assets of the Fund.

For the purpose of accruing compensation, the net assets of the Fund shall be determined in the manner and on the dates set forth in the current prospectus of the Trust, and, on dates on which the net assets are not so determined, the net asset value computation to be used shall be as determined on the next day on which the net assets shall have been determined.

In the event of termination of this Agreement, all compensation due through the date of termination will be calculated on a pro-rated basis through the date of termination and paid within ninety (90) days of the date of termination.

EXHIBIT D

Additional Information Regarding SSgA FM

SSgA FM has its principal office located at State Street Financial Center, One Lincoln Street, Boston, Massachusetts 02111.

Set forth below are the names and titles of the directors and principal executive officers of SSgA FM. Unless otherwise indicated, the address of each individual is the same as the principal office of SSgA FM.

Name	Title
James E. Ross	Chairman and Director of SSgA FM; Executive Vice President of SSgA, a division of State Street Bank and Trust Company

Alyssa Albertelli	Chief Compliance Officer of SSgA FM; Chief Compliance Officer of SSgA

Kristi Mitchem	CTA – Chief Marketing Officer of SSgA FM; Executive Vice President of SSgA

Keith Crawford	Treasurer of SSgA FM; Chief Financial Officer and Global Head of Strategy of SSgA

Barry Smith	Director of SSgA FM; Senior Managing Director of SSgA

Ellen Needham	Director and President of SSgA FM; Senior Managing Director of SSgA

Phillip Gillespie	Chief Legal Officer of SSgA FM; General Counsel of SSgA

Ann Carpenter	Chief Operating Officer of SSgA FM; Vice President of SSgA

SSgA FM acts as investment adviser to the following registered investment company, which has a similar objective to the Elfun Government Money Market Fund:

Fund Name	Net Assets*	Advisory Fee Rate
State Street Institutional U.S. Government Money Market Fund – Investment Class	$667,351,894	0.05%
State Street Institutional U.S. Government Money Market Fund – Institutional Class	$8,273,804,539	0.05%

*	As of March 31, 2014.

SSgA FM generally does not trade with affiliated broker/dealers, either of SSgA FM or of its registered clients.

SSgA FM generally does not participate in arrangements or programs pursuant to which transactions entered into by it for registered fund clients generate “credits” used by SSgA FM to obtain third-party research or brokerage services. SSgA FM may aggregate trades with clients of SSgA FM (and/or its affiliate(s)) whose commission dollars may be used to generate credits. Although SSgA FM’s registered fund clients’ commissions generally do not give rise to such credits, SSgA FM registered fund clients may or may not benefit from the third-party research or brokerage services obtained using credits.

SSgA FM employs, however, a standard negotiated equity commission schedule. All equity commission rates are the same regardless of account, market or broker, including a prime broker. SSgA FM does not pay any broker-dealer a greater commission than another as compensation for the value of any proprietary research that broker-dealer may provide to SSgA FM. However, these negotiated equity commission rates are not “execution-only” rates and are intended to include an amount of compensation for brokerage and research services provided by the broker-dealers. Further, such services may be provided on an unsolicited basis and for no amount. Proprietary research received by SSgA FM and its affiliate(s) typically includes research reports and analysis, personal interviews with analysts or company officials, certain trade analytics, and market data.

None of the current Trustees or officers of the Money Market Fund currently holds an office with, or is employed by, SSgA FM, or has purchased or sold securities or ownership interests of SSgA FM, its parent, or subsidiaries (if any) during the Money Market Fund’s most recently completed fiscal year.

D-1

PROXY TABULATOR P.O. BOX 1602 NEW YORK, NY 10269-0118		Vote this proxy card TODAY! Your prompt response will save the expense of additional mailings.
	CALL:	To vote by phone call toll-free 1-800-966-8932 and follow the recorded instructions.
	LOG-ON:	Vote on the internet at www.kingproxy.com/geam and follow the on-screen instructions.
	MAIL:	Return the signed proxy card in the enclosed envelope.
[Fund Name Prints Here]		ELFUN FUNDS MEETING OF UNITHOLDERS – SEPTEMBER 15, 2014 PROXY BALLOT

This Proxy Ballot is being solicited by the Boards of Trustees of the Elfun Government Money Market Fund, Elfun Tax-Exempt Income Fund, and Elfun Income Fund (each, a “Fund”, and collectively, the “Funds”) for a Special Meeting of the Unitholders of the Fund (the “Meeting”) to be held on September 15, 2014.

The undersigned hereby appoints as proxies JoonWon Choe and Shari L. Soloway each of them (with the power of substitution) (i) to vote as indicated on the reverse side on the specific proposals that will be considered at the Meeting, or any adjournment(s) or postponement(s) thereof, as described in the Fund’s Proxy Statement, (ii) to vote, in adjournment or postponement thereof, as described in the Fund’s Proxy Statement, and (iii) to vote, in its discretion, on such other matters as may properly come before such Meeting, with all the power the undersigned would have if personally present. The units represented by this proxy will be voted as instructed on the reverse side of this Proxy Ballot. Unless indicated to the contrary, this Proxy Ballot shall be deemed to grant authority to vote “FOR” the proposals.

The undersigned hereby revokes any previous voting instructions he or she has given with respect to such units. By signing below, the undersigned acknowledges receipt of the Notice of Special Meeting of Unitholders, the Proxy Statement dated July 15, 2014, and this Proxy Ballot.

PLEASE SIGN, DATE, AND RETURN PROMPTLY IN ENCLOSED ENVELOPE IF YOU ARE NOT VOTING BY PHONE OR INTERNET Dated

                Signature(s) (Title(s), if applicable)                         (Sign in the Box)

Note: Please sign exactly as your name appears on the Proxy Ballot. If the individual signing the card is a fiduciary (e.g., attorney, executor, trustee, guardian), the individual must provide his or her full title following the signature. If a corporation is entitled to provide voting instructions, the Proxy Ballot should be signed by an authorized officer of the corporation.

GEAM1-PXC-Front 1.02

THE PROXY BALLOT MUST BE SIGNED AND DATED ON THE REVERSE SIDE FOR YOUR INSTRUCTIONS

TO BE COUNTED AND WILL BE VOTED IN THE MANNER INDICATED, OR IF NO INSTRUCTION HAS BEEN

INDICATED, “FOR” EACH PROPOSAL. PLEASE COMPLETE AND RETURN THIS PROXY BALLOT

PROMPTLY. PROXY BALLOTS MUST BE RECEIVED BY SEPTEMBER 12, 2014, TO BE COUNTED.

YOUR FUND’S BOARD OF TRUSTEES RECOMMENDS THAT YOU VOTE IN FAVOR OF EACH PROPOSAL.
Please fill in box(es) as shown using black or blue ink or number 2 pencil. Example:■
PLEASE DO NOT USE FINE POINT PENS.

FOR ALL
To vote all proposals in accordance with management recommendations, please check the box to the right.	☐

Vote on Proposals:

		FOR	AGAINST	ABSTAIN

1.	To approve an investment sub-advisory agreement between GE Asset Management Incorporated (“GEAM”) and SSgA Funds Management, Inc. (“SSgA FM”), pursuant to which SSgA FM will serve as investment sub-adviser to the Elfun Government Money Market Fund. (Government Money Market Fund Only)	☐	☐	☐

		FOR	AGAINST	ABSTAIN
2.	To approve the implementation of a “manager of managers” structure whereby GEAM would be given increased flexibility to enter into and materially amend sub-advisory agreements with unaffiliated sub-advisers without unitholder approval. (All Funds)	☐	☐	☐

3.	To approve the amendment, elimination or reclassification as non-fundamental (as proposed in the accompanying proxy statement) of certain of the fundamental investment policies of the Funds, as follows: (All Funds except as noted)

		FOR	AGAINST	ABSTAIN			FOR	AGAINST	ABSTAIN
3A.	Amendment of each Fund’s fundamental investment policies on diversification to allow each Fund to invest a majority of its assets in cash and cash items, government securities, securities of other investment companies and other securities subject to certain limitations.	☐	☐	☐	3I.	Elimination of each Fund’s fundamental investment policy on short selling.	☐	☐	☐

		FOR	AGAINST	ABSTAIN			FOR	AGAINST	ABSTAIN
3B.	Amendment of each Fund’s fundamental investment policy on concentration of investments to prevent each Fund from making investments that would result in the concentration of that Fund’s assets in securities of issuers in any one industry.	☐	☐	☐	3J.	Elimination of each Fund’s fundamental investment policy on investments in other investment companies.	☐	☐	☐

		FOR	AGAINST	ABSTAIN			FOR	AGAINST	ABSTAIN
3C.	Amendment of each Fund’s fundamental investment policies on borrowing to allow each Fund to borrow money from specific entities, through the use of specific investment instruments and subject to certain limitations on the amount of any borrowing.	☐	☐	☐	3K.	Elimination of the Tax-Exempt Fund’s and Income Fund’s fundamental investment policy on mortgaging, pledging or hypothecating of investments.	☐	☐	☐

		FOR	AGAINST	ABSTAIN			FOR	AGAINST	ABSTAIN
3D.	Amendment of each Fund’s fundamental investment policy on making loans to allow each Fund to lend its assets or money to other persons under certain limited circumstances.	☐	☐	☐	3L.	Elimination of the Tax-Exempt Fund’s fundamental investment policy on oil, gas and mineral exploration.	☐	☐	☐

		FOR	AGAINST	ABSTAIN			FOR	AGAINST	ABSTAIN
3E.	Amendment of each Fund’s fundamental investment policy on real estate investments to allow each Fund to purchase or sell real estate (or direct or indirect interests in real estate), subject to each Fund’s other investment policies and applicable law.	☐	☐	☐	3M.	Elimination of each Fund’s fundamental investment policy on options (and straddles and spreads).	☐	☐	☐

		FOR	AGAINST	ABSTAIN			FOR	AGAINST	ABSTAIN
3F.	Amendment of each Fund’s fundamental investment policy on investments in commodities to allow each Fund to invest in commodities to the extent allowed by each Fund’s other investment policies and applicable law.	☐	☐	☐	3N.	Reclassification as non-fundamental the Tax-Exempt Fund’s and Income Fund’s fundamental investment policy on transactions with affiliates.	☐	☐	☐

		FOR	AGAINST	ABSTAIN			FOR	AGAINST	ABSTAIN
3G.	Amendment and reclassification as non-fundamental each Fund’s fundamental investment policy on illiquid and restricted securities.	☐	☐	☐	3O.	Reclassification as non-fundamental the Tax-Exempt Fund’s and Income Fund’s fundamental investment policy on affiliate ownership.	☐	☐	☐

		FOR	AGAINST	ABSTAIN			FOR	AGAINST	ABSTAIN
3H.	Amendment and reclassification as fundamental each Fund’s non-fundamental investment policy on senior securities.	☐	☐	☐	3P.	Reclassification as non-fundamental the Tax-Exempt Fund’s fundamental investment policy on control/management.	☐	☐	☐

4.	To transact any other business as may properly come before the Meeting, or any adjournments or postponements thereof.

PLEASE SIGN AND DATE ON THE REVERSE SIDE.	GEAM1-PXC-Back 1.04